PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 30, 2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

FIRST UNITED CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION - DATED MARCH 30, 2020

 FIRST UNITED CORPORATION

MESSAGE FROM THE BOARD OF DIRECTORS

Dear Fellow Shareholders –

You are cordially invited to attend the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of First United Corporation, a Maryland corporation (the “Corporation”), which is scheduled to be held on                  , 2020 at [a.m./p.m.] local time, and any adjournments or postponements thereof, at [●]. Shareholders of record of the Corporation at the close of business on                    , 2020 are entitled to notice of, and to vote at, the Annual Meeting. Details of the business to be conducted at the Annual Meeting are given in the accompanying Notice of Annual Meeting of Shareholders and the Proxy Statement. The Proxy Statement was first sent or given to our shareholders on or about                  , 2020. You should also have received a BLUE proxy card or BLUE voting instruction form and postage-paid return envelope, which are being solicited on behalf of our Board of Directors (the “Board”).

Your vote will be especially important at the Annual Meeting. As you may know, Driver Management Company LLC, Driver Opportunity Partners I LP and J. Abbott R. Cooper (collectively, “Driver Management”) have notified the Corporation that they intend to nominate three candidates to the Board for election as directors at the Annual Meeting.

The Board does NOT endorse the election of any of the nominees proposed by Driver Management Company LLC, Driver Opportunity Partners I LP and J. Abbott R. Cooper (collectively, “Driver Management”) and strongly urges you to NOT sign or return any proxy card sent to you by Driver Management. Driver Management is currently being investigated by the Office of the Maryland Commissioner of Financial Regulation (the “Maryland Commissioner”) for acquiring shares of the Corporation’s stock in violation of Section 3-314 of the Financial Institutions Article of the Annotated Code of Maryland (the “Maryland Stock Acquisition Statute”). The Maryland Stock Acquisition Statute requires a person who desires to acquire the stock of a Maryland bank or bank holding company to file an application with the Maryland Commissioner under certain circumstances and, if the Maryland Commissioner determines that such acquisition will constitute a “stock acquisition”, to obtain the Maryland Commissioner’s prior approval thereof. The Maryland Stock Acquisition Statute provides that stock acquired in violation of the statute cannot be voted for five years.  If the Maryland Commissioner finds that Driver Management acquired shares of the Corporation’s common stock, par value $0.01 per share (the “Common Stock”), in violation of the Maryland Stock Acquisition Statute, then, as noted above, the Maryland Stock Acquisition Statute provides that Driver Management will be prohibited from voting its shares of the Common Stock for five years, including at the Annual Meeting.

If you have previously submitted a proxy card sent to you by Driver Management, you can revoke that proxy and have your shares voted for our Board’s nominees and on the other matters to be voted on at the Annual Meeting by signing, dating and returning the enclosed BLUE Proxy Card or by following the instructions provided on the BLUE Proxy Card to submit a proxy over the Internet or by telephone or by appearing at the Annual Meeting and voting your shares in person.

We are confident that our slate of Board candidates has the right mix of professional achievement, skills, experiences and reputations that qualify each of the Corporation’s candidates to serve as shareholder representatives overseeing the management of the Corporation. We are committed to engaging with our shareholders and continuing to respond to shareholder concerns about the Corporation, and we believe we are in the best position to oversee the execution of our long-term strategic plan to grow and realize shareholder value. The Board unanimously recommends that you vote “FOR” the re-election of Messrs. John F. Barr, Brian R. Boal and John W. McCullough and Ms. Marisa A. Shockley.

After reading the Notice of Annual Meeting of Shareholders and the Proxy Statement, please mark your votes on the accompanying BLUE Proxy Card or voting instruction form, sign it and promptly return it in the accompanying postage-paid envelope. You may also vote by Internet or telephone as instructed in the proxy statement or on the BLUE Proxy Card or vote instruction form. Please vote by whichever method is most convenient for you to ensure that your shares are represented at the Annual Meeting.

You may receive proxy solicitation materials from Driver Management, including proxy statements and proxy cards. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to Driver Management or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Driver Management or any other statements that Driver Management or its representatives have made or may otherwise make. The Board, including all of its independent directors, strongly urges you to NOT sign or return any proxy card sent to you by or on behalf of Driver Management. Again, if you have previously submitted a proxy card sent to you by or on behalf of Driver Management, you can revoke that proxy and vote for your Board’s nominees and on the other matters to be voted on at the Annual Meeting by using the enclosed BLUE Proxy Card or voting by Internet or telephone by following the instructions specified on the BLUE Proxy Card.

It is very important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone, or by mailing the BLUE Proxy Card or voting instruction form. Returning the proxy or voting by Internet or telephone does not deprive you of your right to attend the Annual Meeting and to vote your shares in person.

We look forward to seeing you at the Annual Meeting. Your vote and participation, no matter how many or how few shares you own, are very important to us. Your cooperation is greatly appreciated.

Because of the uncertainties surrounding the impact of the coronavirus (COVID-19), we are planning for the possibility that the Annual Meeting may be held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance of the Annual Meeting, and details on how to participate in the Annual Meeting will be set forth in a press release issued by the Corporation and available at http://investors.mybank.com/News.

By Order of the Board of Directors,

Oakland, Maryland

[●], 2020

The attached Notice of Annual Meeting of Shareholders and Proxy Statement are first being made available to shareholders of record beginning , 2020. If you have any questions or require assistance in authorizing a proxy or voting your shares of Common Stock, please contact the Corporation’s proxy solicitor at the contact listed below:

509 Madison Avenue Suite 1206

New York, NY 10022

Shareholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400

Email: FUNC@investor.morrowsodali.com

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 30, 2020

FIRST UNITED CORPORATION

19 South Second Street

Oakland, Maryland 21550-0009

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

, 2020

Dear Shareholders of First United Corporation:

Notice is hereby given that the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of First United Corporation, a Maryland corporation (the “Corporation”) is scheduled to be held at . The Annual Meeting is scheduled for:

, 2020, at [a.m./p.m.] local time

The purposes of the Annual Meeting are:

1.	To vote on the election of the four nominees named in the attached Proxy Statement and form of Proxy to serve on the Board of Directors (the “Board”), each until the 2023 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified (Proposal 1);

2.	To approve, by a non-binding advisory vote, the compensation paid to the Corporation’s named executive officers for 2019 (Proposal 2); and

3.	To ratify the appointment of Baker Tilly Virchow Krause, LLP as the Corporation’s independent registered public accounting firm for 2020 (Proposal 3).

Shareholders may also transact such other business as may be properly brought before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Shareholders. The Board recommends a vote “FOR” each of the four director nominees named in the accompanying Proxy Statement and a vote “FOR” each of Proposal 2 and 3 on the enclosed BLUE Proxy Card.

The Board has fixed          , 2020 as the record date for purposes of determining shareholders who are entitled to notice of and to vote at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time. At any adjourned or postponed meeting, action with respect to matters specified in this notice may be taken without further notice to shareholders, unless required by law or the Corporation’s Amended and Restated Bylaws, as amended to date (the “Bylaws”).

Whether or not you expect to attend the Annual Meeting in person, we encourage you to submit your proxy as soon as possible using one of three convenient methods by (i) accessing the Internet site described in the BLUE Proxy Card or voting instruction form provided to you, (ii) calling the toll-free number in the BLUE Proxy Card or voting instruction form provided to you, or (iii) signing, dating and returning the BLUE Proxy Card or instruction form provided to you. You are urged to complete and submit the enclosed BLUE Proxy Card, even if your shares were sold after such date.

If your brokerage firm, bank, broker-dealer or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive a voting instruction form from the holder of record. You must provide voting instructions by filling out the voting instruction form in order for your shares to be voted. We recommend that you instruct your broker or other nominee to vote your shares on the enclosed BLUE Proxy Card. The Proxy is revocable and will not affect your right to vote in person if you attend the Annual Meeting.

Anyone acting as proxy agent for a shareholder must present a Proxy Card that has been properly executed by the shareholder, that authorizes the agent to so act, and that is in form and substance satisfactory to the judges of election and consistent with the Bylaws.

Your vote (in person or by proxy) will be especially important at the Annual Meeting. As you may know, Driver Management Company LLC, Driver Opportunity Partners I LP and J. Abbott R. Cooper (collectively, “Driver Management”) have notified the Corporation that they intend to nominate three candidates to the Board for election as directors at the Annual Meeting. Driver Management is currently being investigated by the Office of the Maryland Commissioner of Financial Regulation (the “Maryland Commissioner”) for acquiring shares of the Corporation’s stock in violation of Section 3-314 of the Financial Institutions Article of the Annotated Code of Maryland (the “Maryland Stock Acquisition Statute”). The Maryland Stock Acquisition Statute requires a person who desires to acquire the stock of a Maryland bank or bank holding company to file an application with the Maryland Commissioner under certain circumstances and, if the Maryland Commissioner determines that such acquisition will constitute a “stock acquisition”, to obtain the Maryland Commissioner’s prior approval thereof. The Maryland Stock Acquisition Statute provides that stock acquired in violation of the statute cannot be voted for five years.  If the Maryland Commissioner finds that Driver Management acquired shares of the Corporation’s common stock, par value $0.01 per share (the “Common Stock”), in violation of the Maryland Stock Acquisition Statute, then, as noted above, the Maryland Stock Acquisition Statute provides that Driver Management will be prohibited from voting its shares of the Common Stock for five years, including at the Annual Meeting.  You may receive proxy solicitation materials from Driver Management, including proxy statements and proxy cards. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to Driver Management or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Driver Management or any other statements that Driver Management or its representatives have made or may otherwise make.

The Board strongly and unanimously recommends that you vote on the BLUE Proxy Card or voting instruction form “FOR” the re-election of Messrs. John F. Barr, Brian R. Boal and John W. McCullough and Ms. Marisa A. Shockley.

The nominees of the Board for election as directors of the Corporation are listed in the accompanying Proxy Statement and BLUE Proxy Card. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND. ACCORDINGLY, AFTER READING THE ACCOMPANYING PROXY STATEMENT, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED BLUE PROXY CARD AND PROMPTLY SUBMIT YOUR PROXY BY INTERNET, TELEPHONE OR MAIL AS DESCRIBED ON THE BLUE PROXY CARD. PLEASE NOTE THAT EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU VOTE USING THE ENCLOSED BLUE PROXY CARD PRIOR TO THE ANNUAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, IF YOU ARE A RECORD HOLDER OF SHARES, OR A BENEFICIAL HOLDER WHO OBTAINS A “LEGAL” PROXY FROM YOUR BROKER, BANK, TRUSTEE, OR NOMINEE, YOU STILL MAY ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES IN PERSON.

Regardless of the number of shares of Common Stock of the Corporation that you own, your vote will be important. Thank you for your continued support, interest and investment in First United.

Because of the uncertainties surrounding the impact of the coronavirus (COVID-19), we are planning for the possibility that the Annual Meeting may be held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance of the Annual Meeting, and details on how to participate in the Annual Meeting will be set forth in a press release issued by the Corporation and available at http://investors.mybank.com/News.

By order of the Board of Directors

Oakland, Maryland

, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON                    , 2020.

This Proxy Statement, the accompanying BLUE Proxy Card, and the Corporation’s Annual Report to Shareholders (including its Annual Report on Form 10-K and Form 10-K/A for the year ended December 31, 2019) are available free of charge at http://www.edocumentview.com/FUNC. Information on this website, other than this Proxy Statement, is not a part of this Proxy Statement.

Please sign, date and promptly return the enclosed BLUE Proxy Card in the envelope provided, or grant a proxy and give voting instructions by Internet or telephone, so that you may be represented at the Annual Meeting. Instructions are on your BLUE Proxy Card or on the voting instruction form provided by your broker.

Brokers cannot vote on any of the proposals without your instructions.

********************

The accompanying Proxy Statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the accompanying Proxy Statement, including the appendices, carefully and in their entirety.

If you have any questions concerning the business to be conducted at the Annual Meeting, would like additional copies of the Proxy Statement or need help submitting a Proxy for your shares, please contact Morrow Sodali LLC, the Corporation’s proxy solicitor:

509 Madison Avenue Suite 1206

New York, NY 10022

Shareholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400

Email: FUNC@investor.morrowsodali.com

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PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 30, 2020

FIRST UNITED CORPORATION

19 South Second Street

Oakland, Maryland 21550-0009

(800) 470-4356

PROXY STATEMENT

This Proxy Statement and the accompanying BLUE Proxy Card are being furnished in connection with the solicitation by the Board of Directors (the “Board”) of First United Corporation, a Maryland Corporation (the “Corporation”) of proxies to be voted at the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on ________, 2020, at [a.m./p.m.] local time at , and any adjournment or postponement thereof. The approximate date on which this Proxy Statement and BLUE Proxy Card will be sent or given to shareholders is on or about            , 2020.

Because of the uncertainties surrounding the impact of the coronavirus (COVID-19), the Corporation is planning for the possibility that the Annual Meeting may be held solely by means of remote communication. If the Corporation takes this step, it will announce the decision to do so in advance of the Annual Meeting, and details on how to participate in the meeting will be set forth in a press release issued by the Corporation and available at http://investors.mybank.com/News.

As used in this Proxy Statement, the terms “the Corporation”, “we”, “us”, and “our” refer to First United Corporation and, unless the context clearly requires otherwise, its consolidated subsidiaries.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why I am receiving this Proxy Statement?

The Board is soliciting your proxy vote to our Annual Meeting because you owned shares of the Corporation’s common stock, par value $0.01 per share (the “Common Stock”), at the close of business on        , (the “Record Date”) for the Annual Meeting, and therefore, are entitled to vote at the Annual Meeting on the following proposals:

•	Proposal 1: The election of the four nominees named in this Proxy Statement to serve on the Board, each until the 2023 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified;
•	Proposal 2: To approve, by a non-binding advisory vote, the compensation paid to the Corporation’s named executive officers for 2019;
•	Proposal 3: To ratify the appointment of Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as the Corporation’s independent registered public accounting firm for 2020; and
•	Such other business as may be properly brought before the meeting or any adjournment or postponement thereof.

You are receiving this Proxy Statement as a shareholder of the Corporation as of the Record Date for purposes of determining the shareholders entitled to receive notice of and vote at the Annual Meeting. As further described below, we request that you promptly use the enclosed BLUE Proxy Card to vote, by Internet, by telephone or by mail, in the event you desire to express your support of or opposition to the proposals.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3,

USING THE ENCLOSED BLUE PROXY CARD.

THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY DRIVER MANAGEMENT, EVEN AS A PROTEST VOTE, AS ONLY YOUR LATEST DATED PROXY CARD WILL BE COUNTED.

Is my vote important?

Your vote will be particularly important at the Annual Meeting. As you may know, the Corporation has received a notice from Driver Management Company LLC, Driver Opportunity Partners I LP and J. Abbott R. Cooper (collectively, “Driver Management”) regarding its intent to nominate a slate comprised of three candidates to the Board for election as directors, (collectively, the “Driver Nominees”), in opposition to the four nominees recommended by the Board. Driver Management is currently being investigated by the Office of the Maryland Commissioner of Financial Regulation (the “Maryland Commissioner”) for acquiring shares of the Corporation’s stock in violation of Section 3-314 of the Financial Institutions Article of the Annotated Code of Maryland (the “Maryland Stock Acquisition Statute”). The Maryland Stock Acquisition Statute requires a person who desires to acquire the stock of a Maryland bank or bank holding company to file an application with the Maryland Commissioner under certain circumstances and, if the Maryland Commissioner determines that such acquisition will constitute a “stock acquisition”, to obtain the Maryland Commissioner’s prior approval thereof. The Maryland Stock Acquisition Statute provides that stock acquired in violation of the statute cannot be voted for five years.  If the Maryland Commissioner finds that Driver Management acquired shares of Common Stock, in violation of the Maryland Stock Acquisition Statute, then, as noted above, the Maryland Stock Acquisition Statute provides that Driver Management will be prohibited from voting its shares of the Common Stock for five years, including at the Annual Meeting. The Board recommends a vote “FOR” the election of each of the director nominees named in this Proxy Statement on the enclosed BLUE Proxy Card, and strongly urges you NOT to sign or return any proxy card(s) or voting instruction form(s) that you may receive from Driver Management.

To vote “FOR” all of the Board’s nominees, you must sign, date and return the enclosed BLUE Proxy Card or follow the instructions provided in the BLUE Proxy Card for submitting a proxy over the Internet or by telephone or vote in person at the Annual Meeting.

If you have previously signed any Proxy Card sent to you by Driver Management in respect of the Annual Meeting, you can revoke it by signing, dating and returning the enclosed BLUE Proxy Card or by following the instructions provided in the BLUE Proxy Card for submitting a proxy to vote your shares over the Internet or by telephone or voting in person at the Annual Meeting. Completing, signing, dating and returning any Proxy Card that Driver Management may send to you, even with instructions to vote “withhold” with respect to the Driver Nominees, will cancel any proxy you may have previously submitted to have your shares voted for the Board’s nominees as only your latest Proxy Card or voting instruction form will be counted. Beneficial holders who hold their shares in “street name” should follow the voting instructions provided by their bank, broker, trustee or other nominee to ensure that their shares are represented and voted at the Annual Meeting, or to revoke prior voting instructions. The Board urges you to sign, date and return only the enclosed BLUE Proxy Card.

When and where will the Annual Meeting be held?

The Annual Meeting is scheduled to be held on                        , 2020, at          [a.m./p.m.] local time, at                        .

Who is soliciting my vote?

The Board, on behalf of the Corporation, is soliciting your proxy to vote your shares of our Common Stock on all matters scheduled to come before the Annual Meeting, whether or not you attend in person. By completing, signing, dating and returning the BLUE Proxy Card or voting instruction form, or by submitting your proxy and voting instructions over the Internet or by telephone, you are authorizing the persons named as proxies to vote your shares of Common Stock at the Annual Meeting as you have instructed. Proxies will be solicited on behalf of the Board by the Corporation’s directors, director nominees, and certain executive officers and other employees of the Corporation. Such persons are listed in Appendix A to this Proxy Statement.

Additionally, the Corporation has retained Morrow Sodali LLC (“Morrow Sodali”), a proxy solicitation firm, which may solicit proxies on the Board’s behalf. You may also be solicited by press releases issued by us, postings on our corporate website or other websites or otherwise. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement. In addition, none of the information on the other websites, if any, listed in this Proxy Statement is part of this Proxy Statement. Such website addresses are intended to be inactive textual references only.

Will there be a proxy contest at the Annual Meeting?

Driver Management has nominated a slate of three individuals for election as directors to the Board at the Annual Meeting. The Driver Nominees have NOT been endorsed by our Board. As noted above, Driver Management is currently being investigated by the Maryland Commissioner for acquiring shares of the Corporation’s stock in violation of the Maryland Stock Acquisition Statute. The Maryland Stock Acquisition Statute requires a person who desires to acquire the stock of a Maryland bank or bank holding company to file an application with the Maryland Commissioner under certain circumstances and, if the Maryland Commissioner determines that such acquisition will constitute a “stock acquisition”, to obtain the Maryland Commissioner’s prior approval thereof. The Maryland Stock Acquisition Statute provides that stock acquired in violation of the statute cannot be voted for five years.  If the Maryland Commissioner finds that Driver Management acquired shares of Common Stock, in violation of the Maryland Stock Acquisition Statute, then, as noted above, the Maryland Stock Acquisition Statute provides that Driver Management will be prohibited from voting its shares of the Common Stock for five years, including at the Annual Meeting. You may receive proxy solicitation materials from Driver Management, including Proxy Statements and Proxy Cards. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to Driver Management or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Driver Management or any other statements that Driver Management or its representatives have made or may otherwise make.

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Our Board is pleased to nominate for election as director the following four persons—Messrs. Barr, Boal and McCullough and Ms. Shockley—named in this Proxy Statement and on the enclosed BLUE Proxy Card. We believe our four nominees have the breadth of relevant and diverse experiences, integrity and commitment necessary to continue to grow the Corporation for the benefit of all of the Corporation’s shareholders.

What are the Board’s recommendations?

Our Board unanimously recommends that you vote by proxy using the BLUE Proxy Card with respect to the proposals as follows:

•	“FOR” the election of Messrs. Barr, Boal and McCullough and Ms. Shockley to serve on our Board, each for a three-year term of office expiring at the 2023 Annual Meeting of Shareholders and until his or her respective successors is duly elected and qualified;
•	“FOR” the non-binding, advisory resolution approving the compensation of the Corporation’s named executive officers for 2020; and
•	“FOR” the ratification of the appointment of Baker Tilly as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Why is the Board making such recommendations?

We describe each proposal and the Board’s reason for its recommendation with respect to each proposal on pages 18, 44 and 45 and elsewhere in this Proxy Statement.

Who is entitled to vote at the Annual Meeting?

The Board has set                , 2020 as the Record Date for the Annual Meeting. You are entitled to notice and to vote if you were a shareholder of record of our Common Stock, as of the close of business on               , 2020. You are entitled to one vote on each proposal for each share of Common Stock you held on the Record Date. Your shares may be voted at the Annual Meeting only if you are present in person or your shares are represented by a valid Proxy. At the close of business on the Record Date, there were         shares of our Common Stock issued, outstanding and entitled to vote at the Annual Meeting.

What is the difference between a shareholder of “record” and a “street name” holder?

If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares. The Corporation sent the proxy materials directly to you.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the shareholder of record with respect to those shares. You are considered to be the beneficial owner of those shares and your shares are said to be held in “street name,” and the proxy materials are being forwarded to you by that organization. Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares. If you do not provide that organization specific direction on how to vote, your shares held in the name of that organization may not be voted and will not be considered entitled to vote on any matters to be considered at the Annual Meeting, and as such, will not be considered present at the Annual Meeting. If you hold your shares in “street name,” please instruct your bank, broker, trust or other nominee how to vote your shares using the BLUE voting instruction form provided by your bank, broker, trust or other nominee so that your vote can be counted. The BLUE voting instruction form provided by your bank, broker or other nominee may also include information about how to submit your voting instructions over the Internet or by telephone, if such options are available. The BLUE Proxy Card accompanying this Proxy Statement will provide information regarding internet and telephone voting.

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What constitutes a quorum?

The presence in person or by proxy of holders of record of a majority of the shares of issued and outstanding Common Stock entitled to vote at the Annual Meeting constitutes a quorum, which is required to hold and conduct business at the Annual Meeting. At the close of business on the Record Date, shares of our Common Stock were outstanding and entitled to vote at the Annual Meeting. Shares are counted as present at the Annual Meeting if:

•	you are present in person at the Annual Meeting; or
•	your shares are represented by a properly authorized and submitted proxy (submitted over the Internet, by telephone or by mail).

If you are a record holder and you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if you provide voting instructions to your broker, bank, trust or other nominee and such broker, bank, trust or other nominee submits a proxy covering your shares. In the absence of a quorum, the Annual Meeting may be adjourned, from time to time, by a majority vote of the shareholders present or represented, without any notice other than by announcement at the meeting, until a quorum shall attend.

Who can attend the Annual Meeting?

Admission to the Annual Meeting is limited to shareholders and their duly appointed proxy holders as of the close of business on the Record Date. If your shares are held in “street name” and you plan to attend the Annual Meeting, you must present proof of your ownership of our Common Stock, such as a bank or brokerage account statement, as well as valid government-issued photo identification to be admitted to the Annual Meeting. Any holder of a proxy from a shareholder must present the Proxy Card, properly executed, and a copy of proof of ownership as well as valid government-issued photo identification.

We will be unable to admit anyone who does not present identification or refuses to comply with our rules of conduct for the Annual Meeting. These rules provide, among other things, that no cameras, recording equipment, electronic devices, large bags or packages will be permitted at the Annual Meeting. You are encouraged to submit a BLUE Proxy Card to have your shares voted regardless of whether or not you plan to attend the Annual Meeting.

Your vote is very important. Please submit your BLUE Proxy Card even if you plan to attend the Annual Meeting.

How do I vote my shares?

The process for voting your shares depends on how your Common Stock is held. Generally, you may hold Common Stock in your name as a “shareholder of record” or in an account with a broker, bank, trust or other nominee (i.e., in “street name”). If your shares are registered in your name, you may vote your shares in person at the Annual Meeting or by proxy whether or not you attend the Annual Meeting. You may vote using any of the following methods:

•	By Internet — Shareholders of record may submit proxies over the Internet at www.proxyvoting.com/FUNC, as described in the Internet voting instructions on the BLUE Proxy Card. Most shareholders who hold shares beneficially in street name may provide voting instructions by accessing the website specified on the voting instruction forms provided by their brokers, banks, trusts or nominees. Please check the voting instruction form for Internet voting availability.
•	By Telephone — Shareholders of record may submit proxies by telephone by calling (877) 550-2520 if in the United States or Canada, as described in the telephone voting instructions on their BLUE Proxy Cards. Most shareholders who hold shares beneficially in street name and live in the United States or Canada may provide voting instructions by telephone by calling the number specified on the voting instruction forms provided by their brokers, banks, trusts or nominees. Please check the voting instruction form for telephone voting availability.
•	By Mail — Shareholders of record may submit proxies by completing, signing and dating the BLUE Proxy Cards and mailing them in the accompanying pre-addressed envelopes. Shareholders who hold shares beneficially in street name may provide voting instructions by mail by completing, signing and dating the voting instruction forms provided by their brokers, banks, trusts or other nominees and mailing them in the accompanying pre-addressed envelopes.
•	In Person at the Annual Meeting — Shares held in your name as the shareholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank, trust or nominee that holds your shares as of the Record Date, indicating that you were a beneficial owner of shares as of the close of business on such date and the number of shares that you beneficially owned at that time.

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Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions by Internet, telephone, or mail so that your vote will be counted if you later decide not to attend the Annual Meeting. The Internet and telephone voting facilities will close at 11:59 p.m. ET for shareholders of record and for shares held beneficially in street name on , 2020. Shareholders who submit a proxy by Internet or telephone need not return a Proxy Card or the form forwarded by your broker, bank, trust or other holder of record by mail.

If you have any questions or require assistance in submitting a proxy for your shares, please call Morrow Sodali at (800) 662-5200 (toll free for shareholders) or (203) 658-9400 (call collect for banks and brokers).

How can I change my vote or revoke my proxy?

As a shareholder of record, if you submit a proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. Shareholders of record may revoke a proxy prior to the Annual Meeting by (i) delivering a written notice of revocation that is dated later than the date of your proxy to the attention of the Secretary at our offices at 19 South Second Street, Oakland, Maryland 21550-0009, (ii) signing and delivering a later-dated proxy over the Internet, by telephone or by mail, that we receive no later than or (iii) attending and voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a broker, bank, trust or other nominee, you may change your voting instructions by following the instructions of your broker, bank, trust or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy from your broker, bank, trust or other nominee which holds your shares in street name.

If you have previously submitted a proxy card sent to you by Driver Management, you may change your vote by completing and returning the enclosed BLUE Proxy Card in the accompanying postage-paid envelope or by voting over the Internet or by telephone by following the instructions on your BLUE Proxy Card. Submitting a proxy card sent to you by Driver Management will revoke votes you have previously made via the Corporation’s BLUE Proxy Card.

Has the Corporation received notice from one or more shareholders that they are intending to nominate director candidates or bring proposals at the Annual Meeting?

Yes. Based on its most recently available public filings, Driver Management has indicated that it beneficially owns an aggregate of 360,637 shares of our Common Stock (representing approximately 5.2% of our outstanding Common Stock), and has delivered notice to the Corporation of its intention to nominate three candidates to the Board for election as directors in opposition to the four nominees recommended by the Board. Driver Management is currently being investigated by the Maryland Commissioner for acquiring shares of the Corporation’s stock in violation of the Maryland Stock Acquisition Statute. The Maryland Stock Acquisition Statute requires a person who desires to acquire the stock of a Maryland bank or bank holding company to file an application with the Maryland Commissioner under certain circumstances and, if the Maryland Commissioner determines that such acquisition will constitute a “stock acquisition”, to obtain the Maryland Commissioner’s prior approval thereof. The Maryland Stock Acquisition Statute provides that stock acquired in violation of the statute cannot be voted for five years.  If the Maryland Commissioner finds that Driver Management acquired shares of Common Stock, in violation of the Maryland Stock Acquisition Statute, then, as noted above, the Maryland Stock Acquisition Statute provides that Driver Management will be prohibited from voting its shares of the Common Stock for five years, including at the Annual Meeting.

What does it mean if I receive more than one notice from the Corporation or BLUE Proxy Card?

Because Driver Management has submitted the Driver Nominees to the Board in opposition to the slate proposed by our Board, we may conduct multiple mailings prior to the Annual Meeting to ensure shareholders have our latest proxy information and materials to vote. In that event, we will send you a new BLUE Proxy Card or voting instruction form with each mailing, regardless of whether you have previously voted. You may also receive more than one set of proxy materials, including multiple BLUE Proxy Cards, if you hold shares that are registered in more than one account—please vote the BLUE Proxy Card for every account you own. The latest dated proxy you submit will be counted, and IF YOU WISH TO VOTE AS RECOMMENDED BY THE BOARD, THEN YOU SHOULD ONLY SUBMIT BLUE PROXY CARDS.

What should I do if I receive a proxy card from Driver Management?

Driver Management has nominated a slate of three individuals for election as directors to the Board in opposition to the nominees proposed by our Board. We expect that you may receive proxy solicitation materials from Driver Management, including opposition proxy statements and proxy cards. You should know that Driver Management is currently being investigated by the Maryland Commissioner for acquiring shares of the Corporation’s stock in violation of the Maryland Stock Acquisition Statute. The Maryland Stock Acquisition Statute requires a person who desires to acquire the stock of a Maryland bank or bank holding company to file an application with the Maryland Commissioner under certain circumstances and, if the Maryland Commissioner determines that such acquisition will constitute a “stock acquisition”, to obtain the Maryland Commissioner’s prior approval thereof. The Maryland Stock Acquisition Statute provides that stock acquired in violation of the statute cannot be voted for five years.  If the Maryland Commissioner finds that Driver Management acquired shares of Common Stock, in violation of the Maryland Stock Acquisition Statute, then, as noted above, the Maryland Stock Acquisition Statute provides that Driver Management will be prohibited from voting its shares of the Common Stock for five years, including at the Annual Meeting. If Driver Management is ultimately prohibited from voting its shares of Commmon Stock or nominating the Driver Nominees, then any proxy that you deliver to Driver Management will be void and your vote will not be counted.

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The Board strongly urges you NOT to sign or return any proxy cards or voting instruction forms that you may receive from Driver Management, including to vote “withhold” with respect to the Driver Nominees. We are not responsible for the accuracy of any information provided by or relating to Driver Management or the Driver Nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Driver Management or any other statements that Driver Management or its representatives have made or may otherwise make. If you have already voted using the proxy card provided by Driver Management, you have every right to change your vote by completing and returning the enclosed BLUE Proxy Card or by voting over the Internet or by telephone by following the instructions provided on the enclosed BLUE Proxy Card or voting instruction form. Only the latest proxy you submit will be counted. If you vote “withhold” on the Driver Nominees using the proxy card sent to you by Driver Management, your vote will not be counted as a vote for any of the director nominees recommended by our Board, but will result in the revocation of any previous vote you may have cast on the BLUE Proxy Card. If you wish to vote pursuant to the recommendation of our Board, you should disregard any proxy card that you receive other than the BLUE Proxy Card. If you have any questions or need assistance voting, please call Morrow Sodali at (800) 662-5200 (toll free for shareholders) or (203) 658-9400 (call collect for banks and brokers).

How will my shares be voted?

Shareholders of record as of the close of business on               , 2020, the Record Date, are entitled to one vote for each share of our Common Stock held on each matter to be voted upon at the Annual Meeting. All shares entitled to vote and represented by properly submitted proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. Where a choice has been specified on the BLUE Proxy Card with respect to the proposals, the shares represented by the BLUE Proxy Card will be voted as you specify. If you return a validly executed BLUE Proxy Card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted: “FOR” the election of the four Board nominees set forth on the BLUE Proxy Card (Proposal 1); “FOR” the non-binding, advisory resolution approving the compensation of the Corporation’s named executive officers (Proposal 2); and “FOR” the ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal 3).

What happens if I do not specify how I want my shares voted? What is discretionary voting? What is a broker non-vote?

As a shareholder of record, if you properly complete, sign, date and return a BLUE Proxy Card or voting instruction form, your shares of Common Stock will be voted as you specify. However, if you submit a signed BLUE Proxy Card or submit your proxy by telephone or Internet and do not specify how you want your shares voted, the persons named as proxies will vote your shares:

•	“FOR” the election of the four Board nominees listed on the BLUE Proxy Card (i.e., Messrs. Barr, Boal and McCullough and Ms. Shockley), each to serve on our Board for a three-year term of office expiring at the 2023 Annual Meeting of Shareholders and until his or her respective successor is duly elected and qualified;
•	“FOR” the approval of the non-binding, advisory resolution approving the compensation of the Corporation’s named executive officers; and
•	“FOR” the ratification of the appointment of Baker Tilly as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and the nominee does not have discretionary authority to vote the shares. If you hold your shares in street name and do not provide voting instructions to your broker or other nominee, your shares will be considered to be broker non-votes and will not be voted on any proposal on which your broker nominee does not have discretionary authority to vote.

To the extent that Driver Management provides a proxy card to shareholders who hold their shares in street name, none of the proposals at the Annual Meeting are considered a discretionary matter. As a result, if you are a beneficial owner, then we encourage you to provide voting instructions to the bank, broker, trust or other nominee that holds your shares by carefully following the instructions provided in their notice to you.

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What is the effect of abstentions and broker non-votes on voting?

Abstentions will be counted as present at the Annual Meeting for the purpose of determining a quorum. Because each director nominee will require more “FOR” votes than the director nominee(s) who receive the least number of votes in order to be elected, “withhold” votes have no effect on the outcome of Proposal 1 and abstentions with respect to Proposals 2 and 3 will have no impact on the outcome of those proposals.

A broker non-vote occurs when the broker is unable to vote on a proposal because the proposal is not routine and the shareholder who owns the shares in “street name” has not provided any voting instructions to the broker on that matter. The New York Stock Exchange (“NYSE”) rules determine whether proposals are routine or not routine. If a proposal is routine, a broker holding shares for an owner in street name may vote on the proposal without voting instructions. Because we are facing a contested election, the NYSE rules governing brokers’ discretionary authority do not permit brokers to exercise discretionary voting power regarding any of the proposals to be voted on at the Annual Meeting, whether routine or not. As a result, brokers are not entitled to vote on any of the proposals at the Annual Meeting without receiving voting instructions from the beneficial owners, and therefore, will have no effect on the outcome of Proposals 1, 2 or 3. However, the underlying shares will be counted for establishing the presence of a quorum. If you do not provide voting instructions to your bank, broker, trustee or other nominee holding shares of our Common Stock for you, your shares will not be voted with respect to any proposal. We therefore encourage you to provide voting instructions on a BLUE Proxy Card or the voting instruction form provided by the bank, broker, trustee or other nominee that holds your shares, in each case by carefully following the instructions provided.

Could other matters be decided at the Annual Meeting?

We do not expect that any other items of business will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. However, by completing, signing, dating and returning a BLUE Proxy Card or submitting your proxy or voting instructions over the Internet or by telephone, you will give to the persons named as proxies discretionary voting authority with respect to any matter that may properly come before the Annual Meeting, and of which we did not have notice at least by               , 2020 and such persons named as proxies intend to vote on any such other matter in accordance with their best judgment.

Who will count the votes?

All votes will be tabulated as required by Maryland law, the state of our incorporation, by the independent inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Shares held by persons attending the Annual Meeting but not voting and shares represented by proxies that reflect abstentions as to one or more proposals and broker non-votes will be counted as present for purposes of determining a quorum.

When will the voting results be announced?

The final voting results will be reported in a Current Report on Form 8-K, which will be filed with the SEC within four business days after the Annual Meeting. If our final voting results are not available within four business days after the Annual Meeting, we will file a Current Report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Current Report on Form 8-K within four business days after the final voting results are known to us.

What vote is required with respect to the proposals?

Election of Directors. If Driver Management is legally entitled to nominate the Driver Nominees, the vote by a plurality of the shares present in person (including by remote communication, if applicable) or represented by proxy at the Annual Meeting and entitled to vote thereon is required for the election of directors under Proposal 1 at the Annual Meeting. This means that, among the Board’s nominees and the Driver Nominees, the four nominees receiving the highest number of “FOR” votes of the shares entitled to be voted in the election of directors will be elected. You may vote “FOR ALL” Board nominees, “WITHHOLD ALL” as to all Board nominees, or “FOR ALL EXCEPT” to vote for Board nominees except the specific nominee from whom you “WITHHOLD” your vote. There is no “against” option. Shares voting “withhold” are counted for purposes of determining a quorum. However, if you withhold authority to vote with respect to the election of any or all of the four nominees, your shares will not be voted with respect to those nominees indicated. Therefore, “withhold” votes will not affect the outcome of the election of directors. Brokers do not have discretionary authority to vote on the election of directors. Broker non-votes and “withhold votes” will have no effect on the outcome of Proposal 1. Proxies may not be voted for more than four directors and shareholders may not cumulate votes. If it is determined that Driver Management is not legally entitled to nominate the Driver Nominees, then the eligible director candidates will be elected by a majority of the votes cast in the election. In that case, abroker non-vote will have no impact on the vote, but a “withheld” vote will be treated as a vote against a director candidate.

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 Non-binding Resolution to Approve Compensation for Executive Officers. The approval of a non-binding, advisory resolution approving the compensation of the Corporation’s named executive officers requires the affirmative vote of the majority of votes cast at the Annual Meeting. You may vote “FOR,” “AGAINST” or “ABSTAIN.” Broker non-votes, if any, and abstention will not be treated as votes cast for approval of the compensation of the Corporation’s named executive officers, and therefore will have no effect on the results of the vote, although they will be considered present for the purposes of determining the presence of a quorum. While the vote on Proposal 2 is advisory, and will not be binding on the Corporation or our Board, the Board will review the results of the voting on this proposal and take it into consideration when making future decisions regarding executive compensation as we have done in this and previous years.

Ratification of Auditors. The ratification of the appointment of Baker Tilly requires the affirmative vote of the majority of votes cast at the Annual Meeting. You may vote “FOR,” “AGAINST” or “ABSTAIN.” Broker non-votes, if any, and abstentions will not be treated as votes cast for the appointment of Baker Tilly, and therefore will have no effect on the results of the vote, although they will be considered present for the purposes of determining the presence of a quorum.

Who will pay for the solicitation of proxies?

The Corporation will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the BLUE Proxy Card, the Notice of Annual Meeting of Shareholders and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our Common Stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or staff members. Other than the persons described in this Proxy Statement, no general class of employee of the Corporation will be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. No additional compensation will be paid to our directors, officers or staff members for such services. We have retained Morrow Sodali to act as a proxy solicitor in conjunction with the Annual Meeting. We have agreed to pay Morrow Sodali $[●], plus reasonable out-of-pocket expenses for proxy solicitation services. Morrow Sodali expects that approximately [●] of its employees will assist in the solicitation. The parties' engagement letter contains confidentiality, indemnification and other provisions that the Corporation believes are customary for this type of engagement.

Our aggregate expenses, including legal fees for attorneys, accountants, public relations and other advisors, printing, advertising, postage, transportation, litigation and other costs incidental to the solicitation, but excluding (i) costs normally expended for a solicitation for an election of directors in the absence of a proxy contest and (ii) costs represented by salaries and wages of Corporation employees and officers, are expected to be approximately $[●], of which $[●] has been incurred as of the date of this Proxy Statement.

Appendix A sets forth information relating to our directors, director nominees, as well as certain of our officers and employees who are considered “participants” in our solicitation under the rules of the SEC by reason of their position as directors and director nominees of the Corporation or because they may be soliciting proxies on our behalf.

Do I have appraisal or dissenters’ rights?

None of the applicable Maryland law, our Certificate of Incorporation, as amended (the “Certificate of Incorporation”) nor our Bylaws, provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals set forth in this Proxy Statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such proposals.

Whom should I call if I have questions about the Annual Meeting?

Morrow Sodali is assisting us with our effort to solicit proxies. If you have any questions concerning the business to be conducted at the Annual Meeting, would like additional copies of this Proxy Statement or need help submitting a proxy for your shares, please contact Morrow Sodali:

509 Madison Avenue Suite 1206

New York, NY 10022

Shareholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400

Email: FUNC@investor.morrowsodali.com

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH

OF THE BOARD’S NOMINEES ON PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3, USING THE ENCLOSED BLUE PROXY CARD OR VOTE INSTRUCTION FORM.

THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD OR VOTE INSTRUCTION FORM SENT TO YOU BY DRIVER MANAGEMENT EVEN AS A PROTEST VOTE,

AS ONLY YOUR LATEST DATED PROXY CARD WILL BE COUNTED.

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BACKGROUND OF THE SOLICITATION

As early as May 2014, the Corporation first considered potential corporate governance enhancements to proactively refresh the Board, including the addition of Carissa Rodeheaver as Chairman of the Board and President and Chief Executive Officer of the Corporation in 2015, and creation of a Board Succession Plan by the Nominating and Governance Committee in July 2018.

On March 15, 2019, Driver Management sent a letter to Ms. Rodeheaver detailing its belief that the Corporation should immediately retain a qualified investment bank with experience in selling banking organizations and solicit acquisition proposals. The letter also stated Mr. Cooper’s desire to discuss this and other matters with the Board.

On each of March 26, March 28 and April 2, 2019, Driver Management filed notices of exempt solicitation (collectively, the “Notices of Exempt Solicitation”) in connection with the Corporation’s 2019 annual meeting of shareholders (the “2019 Annual Meeting”), urging shareholders to vote against the Corporation’s nominees for director and against approving the Corporation’s compensation to executive officers. The Notices of Exempt Solicitation also urged shareholders to demand the Corporation to immediately hire financial advisors and explore a sale.

On April 5, 2019, Mr. Cooper and Ms. Rodeheaver exchanged emails to schedule an in-person meeting, which took place on April 10, 2019 in New York, New York, between Mr. Cooper, Ms. Rodeheaver and Tonya Sturm, the Corporation’s Senior Vice President and Chief Financial Officer, Secretary and Treasurer. Following their meeting, Mr. Cooper sent Ms. Rodeheaver an email on April 13, 2019, in which he introduced Ms. Rodeheaver to an employment attorney and consultant to discuss the Corporation’s compensation and change of control arrangements.

On May 24, 2019, Mr. Cooper sent Ms. Rodeheaver an email explaining his reaction to the 2019 Annual Meeting, expressing his disagreement with the Corporation’s share repurchase program and urging the Corporation to evaluate strategic options.

On July 24, 2019, Mr. Cooper sent a letter to Ms. Rodeheaver detailing his belief that the Corporation could receive $26–$30 per share in a sale and should immediately run a sale process. The letter also stated Mr. Cooper’s desire to discuss this with the Board.

On August 20, 2019, Mr. Cooper sent Ms. Rodeheaver a copy of a presentation to be shared with the Board outlining Driver Management’s belief that the Corporation could be valued between $26–$33 per share in a sale and should immediately commence a sale process.

On September 2, 2019, after a review of Mr. Cooper’s presentation, Ms. Rodeheaver sent an email to Mr. Cooper explaining the Board’s belief that additional analyses would need to be conducted by the Corporation with respect to Mr. Cooper’s assertions.

On September 4, 2019, Mr. Cooper sent a response letter to Ms. Rodeheaver reiterating his belief that the Corporation’s shares were undervalued and a sale process would deliver uncaptured value to shareholders.

On September 5, 2019, Driver Management filed a Schedule 13D, disclosing a beneficial ownership of approximately 5.08% of the outstanding Common Stock. On that same day, the Corporation issued a public statement in response to Driver Management’s Schedule 13D, explaining that the Corporation’s management had promptly shared Driver Management’s view with the Board for consideration.

On September 6, 2019, Driver Management filed Amendment No. 1 to the Schedule 13D stating, among other things, that Driver Management had no intent to conduct a campaign to solicit proxies.

On September 9, 2019, Driver Management filed Amendment No. 2 to the Schedule 13D to attach an additional letter dated as of September 9, 2019 that Mr. Cooper sent to Ms. Rodeheaver. The letter contains further responses to the Corporation’s public statement issued on September 5, 2019, questioned what costly campaign could the Corporation possibly wish to avoid and reiterated Driver Management’s belief that the Corporation should start a sale process.

On September 13, 2019, Mr. Cooper sent another letter to Ms. Rodeheaver repeating his criticisms of the Corporation’s leadership, which was filed as an exhibit to Amendment No. 3 to the Schedule 13D on September 13, 2019.

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On September 16, 2019, the Corporation issued a public statement in response to Driver Management’s Amendment No. 3 to the Schedule 13D, expressing disappointment in Driver Management’s failure to engage constructively with the Corporation and detailing both the Board’s and management team’s continued efforts to engage with Driver Management.

On September 26, 2019, Driver Management filed Amendment No. 4 to the Schedule 13D with an investor presentation and attached a press release, each again demanding the Corporation start a sale process.

On October 2, 2019, Mr. Cooper sent a letter to John McCullough, the Corporation’s independent lead director (the “Lead Director”), requesting that the Board appoint a special committee of independent directors.

On October 3, 2019, Mr. Cooper delivered a demand letter to Ms. Sturm, demanding to inspect, among other things, the Corporation’s shareholder list materials.

On October 10, 2019, Ms. Sturm sent a response letter to Mr. Cooper. The response letter stated that the Corporation would provide Driver Management with the records to which it is legally entitled once it makes a proper demand under Maryland law that applies to all shareholders and governs the demand for shareholder list materials made by Mr. Cooper.

On October 11, 2019, Mr. McCullough sent a response letter to Mr. Cooper regarding the potential nomination of directors and inviting Driver Management to explore a cooperation framework with the Corporation.

On October 16, 2019, the Corporation’s counsel met telephonically with Driver Management’s counsel to introduce the possibility of a cooperation framework. During these discussions, the Corporation’s counsel indicated that the Corporation would cooperate with Driver Management to identify director candidates to enhance the composition, skillset and experience of the Board as part of the Corporation’s ongoing refreshment process. Driver Management’s counsel stated that Driver Management was not willing to entertain a cooperation framework without a commitment by the Board to initiate a formal sale process as part of such framework.

On October 24, 2019, Mr. Cooper sent a letter to Ms. Sturm, and on October 29, 2019, Mr. Cooper sent another letter to Ms. Rodeheaver. Each letter reiterated similar criticisms of the Corporation and were filed as exhibits to Amendment No. 7 to the Schedule 13D on October 29, 2019.

On October 28, 2019, Mr. Cooper sent an email to Mr. McCullough that stated that Mr. Cooper would not consider a discussion with the Corporation regarding a cooperation framework unless the Board first committed to initiating a public sale process.

On October 30, 2019, Driver Management issued a press release and a related presentation regarding Driver Management’s call for the Corporation to explore a sale process. The press release and the presentation were filed as exhibits to Amendment No. 8 to the Schedule 13D on October 31, 2019.

Also on October 30, 2019, Mr. McCullough sent a response letter to Mr. Cooper’s October 28, 2019 email expressing disappointment that Driver Management refused to provide input on the Board absent an announcement of a public sale process, and the Corporation’s continued desire to establish a cooperation framework that would allow the Corporation and Driver Management to work together constructively.

On October 31, 2019, Mr. Cooper provided Mr. McCullough with a list of the individuals that Driver Management intends to nominate for election to the Board at the Annual Meeting, despite the fact that he had previously publicly stated he had no intention to conduct a campaign to solicit votes.

On November 6, 2019, Driver Management sent a letter to Mr. McCullough reiterating Driver Management’s criticism of the Corporation’s corporate governance. On that same day, Mr. McCullough sent a response letter to Mr. Cooper restating the Corporation’s desire to explore a possible cooperation framework to identify potential director candidates, and offering to interview Driver Management’s candidates once its candidates have had an opportunity to review, complete and deliver a D&O questionnaire as required by the Bylaws.

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On November 8, 2019, Johnny Guerry, a shareholder of the Corporation, sent a letter to the Board, demanding that the Corporation immediately explore a sale process.

On November 13, 2019, Ms. Rodeheaver sent an email to Mr. Guerry, acknowledging the letter he recently issued as a press release and offering to schedule an introductory phone call with him to discuss his views. Mr. Guerry subsequently agreed to have a call with Mses. Rodeheaver and Sturm on November 26, 2019.

On November 19, 2019, Driver Management announced its intent to nominate directors to the Board at the Annual Meeting via a press release and launched a website related to its campaign. On that same day, the Corporation issued a press release acknowledging that, although a formal notice of nominations satisfying the requirements of the Bylaws had not yet been received, Driver Management had publicly announced its intent to nominate directors at the Annual Meeting.

On November 20, 2019, the Board authorized an increase in the number of shares that may be purchased under the Corporation’s share repurchase program (the “Repurchase Program”) from its initial announcement on April 30, 2019, and extended the term of the Repurchase Program through November 20, 2020.

On November 26, 2019, Mses. Rodeheaver and Sturm called Mr. Guerry for their scheduled introductory call. Mr. Guerry did not answer Mses. Rodeheaver’s and Sturm’s call and never responded to the message they left for him to reschedule the introductory meeting.

On December 3, 2019, Driver Management sent a letter to Mr. McCullough, criticizing, among other things, the Corporation’s decision to increase the Repurchase Program.

Also on December 3, 2019, Driver Management delivered a nomination notice to the Corporation regarding it intent to nominate Messrs. Driscoll and Elzen and Ms. Narrell-Mead to the Board at the Annual Meeting.

On December 4, 2019, Driver Management delivered a letter to its fund investors which provided a link to a podcast interview that Mr. Cooper gave and that was first published on November 27, 2019. The podcast covered Mr. Cooper’s general views on state regulation of soliciting proxies in the banking sector and specifically, his ongoing campaign with the Corporation.

On Friday, December 13, 2019, Driver Management sent a letter to the independent directors of the Board calling for a plurality voting standard in contested elections and a sale of the Corporation, and demanded that the Board respond to these demands by Monday, December 16, 2019. Between December 13, 2019 and December 15, 2019, the Corporation’s counsel and counsel for Driver Management discussed the Board’s proposal to (a) implement without any delay a plurality voting standard policy for the Annual Meeting in the event it was contested; and (b) formally amend the Corporation’s organizational documents to provide for a permanent plurality voting standard carveout for contested director elections as part of the suite of governance enhancements already being considered for implementation in connection with the Annual Meeting. During the course of these discussions, the Corporation’s counsel explained that the Board intended to address the lack of a plurality carveout in the Bylaws after the Board’s Nominating and Corporate Governance Committee had conducted a fulsome, holistic review of the Bylaws, with an eye toward addressing changing shareholder expectations and evolving corporate governance practices. However, while this review was ongoing, the Board would convene no later than December 16, 2019 for the purpose of voting on the approval of a plurality carveout with respect to the majority voting standard in the event there is a contested election at the Annual Meeting. Counsel for Driver Management stated in an email that it would discuss with its client, but that this “seem[ed] like a constructive approach given the timeframe” and on December 16, 2019, the Board adopted a plurality voting standard policy with respect to the Annual Meeting in the event a contested election were to take place at such meeting. The Board determined it would wait until the above-mentioned review was completed to make any formal amendments to the Bylaws.

On December 17, 2019, Driver Management delivered a letter to the independent directors of the Board reiterating criticisms of the Corporation and the Board. The letter was filed as an exhibit to Amendment No. 12 to the Schedule 13D.

On January 9, 2020, Mr. Cooper delivered a demand letter to certain members of the Board, demanding to inspect, among other things, the Corporation’s shareholder list materials that Driver Management previously sought in its demand letter dated October 3, 2019.

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On January 15, 2020, Driver Management delivered a letter via email to the Corporation’s shareholders, which reiterated Driver Management’s criticisms of Ms. Rodeheaver.

On January 17, 2020, Ms. Sturm sent a response letter to Mr. Cooper again confirming that the Corporation would provide Driver Management with the Corporation’s shareholder list materials to which it is legally entitled once Driver Management makes a proper demand under the provisions of Maryland law governing Driver Management’s demand that apply equally to all shareholders, as set forth in Ms. Sturm’s letter dated October 10, 2019.

On January 21, 2020, Driver Management published a tweet incorrectly stating that Mr. Cooper had not heard back from the Corporation regarding Driver Management’s January 9, 2020 books and records demand, despite the fact that the Corporation had responded to Mr. Cooper. Subsequently, on January 27, 2020, counsel for the Corporation exchanged emails with counsel for Driver Management about the misleading tweet. The tweet was later removed and a corrective tweet was published on January 28, 2020.

Between January 27, 2020 and February 5, 2020, the Corporation’s counsel and Driver Management’s counsel coordinated an in-person meeting between Mr. McCullough, Ms. Kathryn Burkey, a current member of the Board, Ms. Rodeheaver, Ms. Sturm and Mr. Cooper scheduled for February 6, 2020. To accommodate Mr. Cooper’s preferences, the Corporation agreed to travel to meet at Driver Management’s counsel’s offices with Driver Management’s counsel present, and agreed to set aside time during the meeting for Mr. Cooper to meet with the independent directors without management present.

On January 27, 2020, counsel for Driver Management sent an email to counsel for the Corporation regarding the in-person meeting, stating that “[Ms. Rodeheaver’s] presence is not a non-starter, but rather a suggestion for a more productive assembly.” Once the Corporation’s counsel informed Driver Management’s counsel that Mses. Rodeheaver and Sturm would be present for a portion of the meeting, Driver Management’s counsel provided the Corporation’s counsel one day’s notice that the meeting would no longer take place, simply stating ”[m]y client says the meeting is off.”

On February 5, 2020, Driver Management delivered a letter to the Corporation’s shareholders via email containing criticisms about Ms. Burkey.

Also on February 5, 2020, the Corporation issued a press release in which the Corporation included a copy of Mr. McCullough’s letter to Mr. Cooper. Mr. McCullough described the Corporation’s numerous attempts to engage in a constructive dialogue with Driver Management and expressed disappointment that these attempts were not reciprocated.

On February 7, 2020, Driver Management issued a press release and letter to Mr. McCullough in response to Mr. McCullough’s February 6, 2020 letter. Driver Management reiterated similar criticisms of the Corporation, its management and the Board.

On February 10, 2020, Mr. Cooper sent a response letter to Ms. Sturm’s January 17, 2020 letter requesting the information relating to the shareholders of the Corporation that Driver Management previously sought in its letters dated October 3, 2019 and January 9, 2020.

On February 11, 2020, the Corporation issued a press release in which the Corporation announced that the Board had completed three strategic review processes with two independent financial advisors over the past five months and confirmed the Corporation will continue to execute its current strategy.

Also on February 11, 2020, Driver Management delivered a letter to the Corporation’s shareholders via email criticizing Mr. Robert Kurtz and Mr. Boal, two members of the Board.

Between January 16, 2020 and February 14, 2020, Driver Management published numerous tweets about the Corporation, certain Board members and the rejection of Driver Management’s non-compliant shareholder list demand.

On February 19, 2020, the Corporation’s counsel was interviewed in person by two representatives from the Maryland Commissioner’s enforcement division to discuss whether Driver Management’s acquisitions of Common Stock violated the Maryland Stock Acquisition Statute. The Maryland Stock Acquisition Statute provides that any person who desires to make a “stock acquisition” shall file an application with the Maryland Commissioner at least 60 days prior to such acquisition. A stock acquisition is defined to include, among other things, any acquisition of voting stock of a commercial bank or bank holding company in Maryland if the acquisition will affect the power to direct or to cause the direction of the management or policy of any banking institution or bank holding company. The Maryland Stock Acquisition Statute provides that any doubt as to whether an acquisition of stock of a Maryland bank or bank holding company will affect the power to direct or cause the direction of the management or policy of such banking institution shall be resolved in favor of filing an application with the Maryland Commissioner. Importantly, the Maryland Stock Acquisition Statute provides that stock acquired in violation of the Maryland Stock Acquisition Statute cannot be voted for five years.

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Also on February 19, 2020, after preliminary discussions between the Corporation’s and Driver Management’s respective counsel, the Corporation received an initial proposed cooperation framework from Driver Management’s counsel, notwithstanding Driver Management’s previous refusal to consider a cooperation framework unless the Board first committed to initiating a public sale process. Notably, Driver Management’s proposed framework did not include a sale process announcement, which served as the barrier to settlement discussions five months prior. The proposed framework did, however, contain a provision pursuant to which Driver Management sought a covenant from the Corporation that it would not, among other things, take any adverse position with respect to Driver Management in connection with any regulatory proceedings (the “Regulatory Covenant”).

On February 28, 2020, counsel for each of the Corporation and Driver Management met telephonically to further discuss the terms of a possible cooperation framework. During such discussions, counsel for Driver Management communicated expressly that Driver Management was not under investigation or review by any regulatory agency or legal authority. At such time, however, as disclosed for the first time in its preliminary proxy statement on March 26, 2020, Driver Management was already, in fact, subject to an investigation by the Maryland Commissioner.

Also on February 28, 2020, in light of declining global markets, including the market for Common Stock, Driver Management issued a letter to Ms. Rodeheaver, requesting that the Corporation buy back some of its Common Stock under the Repurchase Program, a position contrary to Mr. Cooper’s May 24, 2019 criticisms of the Repurchase Program.

On March 3, 2020, counsel for the Corporation sent a revised term sheet to counsel to Driver Management, which, among other things, contemplated that Driver Management would make a representation to the Corporation that it was not being investigated by any regulatory authority (the “Regulatory Representation”).

On March 6, 2020, counsel for Driver Management sent a revised term sheet to the Corporation’s counsel from which both the Regulatory Covenant and the Regulatory Representation had been deleted.

On March 9, 2020, counsel for each of the Corporation and Driver Management again met telephonically to discuss the terms of a possible cooperation framework. During that meeting, counsel for Driver Management expressed to the Corporation’s counsel that it removed the Regulatory Representation from the draft term sheet because it did not find the Regulatory Representation to be relevant.

On March 10, 2020, counsel for Driver Management sent an email to the Corporation’s counsel, stating that it believed Driver Management could make the Regulatory Representation. The Corporation later realized that this could not have been possible, because Driver Management was already subject to a regulatory investigation. Despite several direct and repeated requests by the Corporation’s counsel about whether Driver Management was under regulatory investigation, at no point in time prior to Driver Management’s filing of its preliminary proxy statement did Driver Management or its counsel inform the Corporation that Driver Management was in fact under investigation.

On March 13, 2020, Mr. McCullough and Ms. Burkey met telephonically with Mr. Cooper to discuss the terms of a possible cooperation agreement, including, but not limited to, Mr. Cooper’s initial request to have $750,000 in proxy solicitation expenses reimbursed by the Corporation. These expenses include those incurred by Driver Management since the Corporation first introduced the idea of a possible cooperation framework in October 2019.

On March 14, 2020, Mr. McCullough and Ms. Burkey met telephonically with Mr. Cooper per his request for a follow-up discussion.

On March 17, 2020, Driver Management issued a letter to Mr. McCullough criticizing the Corporation’s recently-announced changes in executive compensation.

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On March 24, 2020, Mr. Cooper confirmed to the Corporation that he would meet telephonically to discuss his concerns, limited to the terms of the Corporation’s final proposal for a cooperation framework sent on March 20, 2020, with Mr. McCullough and Ms. Burkey, and would send an agenda for the call.

On March 25, 2020, Mr. McCullough and Ms. Burkey met telephonically with Mr. Cooper per his request for a follow-up discussion. Despite Mr. Cooper’s confirmation the prior day that he would provide an agenda for the call, no such agenda was sent to the Corporation.

Also on March 25, 2020, Driver Management sent the Corporation a letter, announcing that it decided to suspend discussions of a possible cooperation agreement.

On March 26, 2020, Driver Management filed a preliminary proxy statement with the SEC. Driver Management disclosed in its preliminary proxy statement, for the first time, that Driver Management was being investigated by the Maryland Commissioner for possible violations of the Maryland Stock Acquisition Statute. Driver Management did not disclose this fact, or the possibility that a violation of the Maryland Stock Acquisition Statute would prohibit Driver Management from voting its shares of Common Stock at the Annual Meeting, in any of the soliciting materials that it filed with the SEC on and after January 21, 2020 (the date, according to Driver Management’s preliminary proxy statement, of the Maryland Commissioner’s initial investigatory letter to Driver Management). It likewise has not amended its Schedule 13D, or included such information in any of the previous 15 amendments to its Schedule 13D, to disclose this material and necessary information.

Also on March 26, 2020, the Corporation issued a press release, announcing Driver Management’s suspension of discussions regarding a possible cooperation agreement. Also on March 26, 2020, the Corporation issued an additional press release noting that the Corporation has been honored for its female representation on the Board.

On March 27, 2020, the Corporation made several announcements, including, among other things, that (i) the Board declared a cash dividend of $.13 per share, payable on May 1, 2020 to holders of Common Stock as of April 17, 2020, (ii) Robert Kurtz intends to retire from service on the Board in June 2020 as part of the Board’s ongoing refreshment strategy, and (iii) the Board amended the Bylaws to codify the Board’s mandatory director policy and adopted a Lead Director Policy to clarify the role and responsibilities of the Corporation’s Lead Director.

On March 30, 2020, the Corporation filed a preliminary proxy statement with the SEC.

OUR BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM DRIVER MANAGEMENT, EVEN TO VOTE “WITHHOLD” WITH RESPECT TO THE ADDITIONAL DRIVER NOMINEES, AS DOING SO WILL CANCEL ANY PROXY YOU MAY HAVE PREVIOUSLY SUBMITTED TO HAVE YOUR SHARES VOTED FOR THE BOARD’S PROPOSED SLATE ON A BLUE PROXY CARD, AS ONLY YOUR LATEST PROXY CARD OR VOTING INSTRUCTION FORM WILL BE COUNTED.

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INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

The Corporation’s directors, director nominees and certain of its executive officers, will be deemed to be participants in the solicitation of proxies from the Corporation's shareholders in connection with the Annual Meeting. Information regarding these directors, director nominees and executive officers, including their direct and indirect interests, by securities holdings or otherwise, of the Corporation’s directors, director nominees and executive officers in the Corporation’s securities, is set forth in Appendix A to this Proxy Statement.

OUTSTANDING SHARES; VOTING RIGHTS; QUORUM AND REQUIRED VOTE

Shareholders of record as of the Record Date of issued and outstanding shares of Common Stock are entitled to notice of and to vote at the Annual Meeting. As of the Record Date,          shares of the Common Stock were issued and outstanding, but the Corporation believes that Driver Management is prohibited from voting 365,212 shares of Common Stock at the Annual Meeting. Each share is entitled to one vote on each matter submitted to shareholders.

If you complete, sign and date the enclosed BLUE Proxy Card and return it before the Annual Meeting, the persons named will vote your shares as you specify in the proxy. If you complete, sign, date and return your BLUE Proxy Card but do not indicate how you wish your shares voted, they will be voted in accordance with the Board’s recommendations. If you do not return a signed proxy, or submit your vote via Internet or by phone, then your shares will not be voted unless you attend the Annual Meeting and vote in person.

The presence in person or by proxy of holders of record of a majority of the shares of issued and outstanding Common Stock entitled to vote at the Annual Meeting constitutes a quorum. Withhold votes (in the case of the election of directors), abstentions and broker non-votes will all be counted for purposes of determining whether a quorum is present.

Except in the case of a contested election, the Bylaws provide that directors are elected by the affirmative vote of a majority of all shares of Common Stock voted at the Annual Meeting In the case of a contested election, the Bylaws provide that directors shall be elected by a plurality vote. A contested election is one in which there are more director nominees than there are directorships up for election. Accordingly, because Driver Management has submitted a nomination notice regarding its intent to nominate three individuals in addition to the four nominees proposed by the Board, and assuming that Driver Management is permitted by Maryland law to vote its shares of Common Stock at the Annual Meeting, the election will be contested and directors will be elected by a plurality of votes cast in the election. If Driver Management is prohibited from voting its shares of Common Stock, then directors will be elected by a majority of the votes cast in the election. In either case, broker non-votes and “withheld” votes will have no effect on the outcome of Proposal 1.

The adoption of the non-binding advisory resolution approving the compensation paid to the Corporation’s named executive officers for 2019, as described in Proposal 2, and the ratification of the appointment of the Corporation’s independent registered public accounting firm, as described in Proposal 3, each require the affirmative vote of a majority of votes cast at the Annual Meeting. Accordingly, an abstention or a broker non-vote with respect to Proposal 2 will have no impact on the outcome. Abstentions and broker non-votes with respect to Proposal 3 will have no impact on the outcome. If other matters should properly come before the Annual Meeting or any adjournment or postponement thereof, persons named in the enclosed proxy or their substitutes will vote with respect to such matters in accordance with their best judgment.

All properly executed BLUE Proxy Cards received pursuant to this solicitation will be voted as directed by the shareholders in their BLUE Proxy Cards. If no direction is given in the BLUE Proxy Card, then, subject to the procedures governing broker non-votes (see “Methods of Voting” below), your shares will be voted “FOR” each of the nominees named in Proposal 1, “FOR” adoption of the non-binding advisory resolution approving the compensation paid to the Corporation’s named executive officers for 2019 as described in Proposal 2, and “FOR” ratification of the appointment of the Corporation’s independent registered public accounting firm named in Proposal 3.

Proxies may be revoked at any time before a vote is taken or the authority granted is otherwise exercised. Revocation may be accomplished by: (i) the execution of a later dated Proxy Card; (ii) the execution of a later casted Internet or telephone vote with regard to the same shares; (iii) giving written notice to Tonya K. Sturm, Secretary, First United Corporation, 19 South Second Street, Oakland, Maryland 21550-0009; or (iv) giving written notice to the Secretary in person at the Annual Meeting. The Internet and telephone voting facilities will close at 11:59 p.m. ET for shareholders of record and for shares held beneficially in street name on                   , 2020. Any shareholder who attends the Annual Meeting and revokes his/her proxy may vote in person. However, attendance by a shareholder at the Annual Meeting alone will not have the effect of revoking that shareholder’s validly executed proxy.

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Methods of Voting

Shareholders may vote on matters that are properly presented at the Annual Meeting in four ways:

•	By completing the accompanying BLUE Proxy Card and returning it to the Corporation at the address noted on the BLUE Proxy Card;
•	By submitting your vote telephonically;
•	By submitting your vote electronically via the Internet; or
•	By attending the Annual Meeting and casting your vote in person.

The Corporation is offering registered shareholders the opportunity to vote their shares electronically through the Internet or by telephone, in addition to following the traditional method of completing a paper BLUE Proxy Card and returning it by mail. Shareholders may vote by telephone or via the Internet by following the procedures described on the BLUE Proxy Card. To vote via telephone or the Internet, please have the BLUE Proxy Card in hand, and call the number or go to the website listed on the BLUE Proxy Card and follow the instructions. The telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting through the Internet should understand that they may bear certain costs associated with Internet access, such as usage charges from their Internet service providers.

Please note that if you hold your shares in a stock brokerage account or if your shares are held by a bank or other nominee (that is, in street name), your broker, bank, trust or other nominee will not vote your shares of Common Stock (a “broker non-vote”) on Proposals 1, 2 or 3 unless you provide voting instructions to your broker, bank, trust or other nominee. You should instruct your broker, bank, trust or other nominee to vote your shares by following the instructions provided by the broker, bank, trust or nominee when it sends this Proxy Statement to you. You may not vote shares held in street name by returning a BLUE Proxy Card directly to the Corporation or by voting in person at the Annual Meeting unless you provide a “legal proxy”, which you must obtain from your bank, broker, trust or nominee.

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 BENEFICIAL OWNERSHIP OF COMMON STOCK BY

PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table sets forth information as of the March 27, 2020 relating to the beneficial ownership of the Common Stock by (i) each person or group known by the Corporation to beneficially own more than five percent of the outstanding shares of Common Stock; (ii) each of the Corporation’s directors, director nominees and named executive officers (as defined below under “Remuneration of Executive Officers”); and (iii) all directors, director nominees and executive officers of the Corporation as a group. Generally, a person “beneficially owns” shares if he or she has, or shares with others, the right to vote those shares or to invest (or dispose of) those shares, or if he or she has the right to acquire such voting or investment rights, within 60 days of the Record Date (such as by exercising stock options or similar rights). The percentages shown for 2020 were calculated based on 6,966,898 issued and outstanding shares of Common Stock, plus, for each named person, any shares that such person may acquire within 60 days of the Record Date. Except as otherwise noted, the address of each person named below is the address of the Corporation. So that shareholders can see how beneficial ownership has changed, the table also provides beneficial ownership as of February 28, 2019, which was the record date for the 2019 Annual Meeting, and was taken from the proxy statement for that meeting.

	2020			2019
	Common Stock Beneficially Owned as of 03-27-2020		Percent of Outstanding Common Stock	Common Stock Beneficially Owned as of 02-28-2019
Directors, Nominees and Named Executive Officers:
John F. Barr	18,093		*	16,547
Brian R. Boal	8,337		*	6,791
M. Kathryn Burkey	43,675		*	41,229
Robert L. Fisher, II	5,563	(1)	*	4,963
Robert W. Kurtz	10,521	(2)	*	10,021
John W. McCullough	35,742		*	33,499
Elaine L. McDonald	32,926	(3)	*	32,212
Carissa L. Rodeheaver	15,810	(4)	*	9,165
Gary R. Ruddell	18,533	(5)	*	15,316
I. Robert Rudy	40,368	(6)	*	42,156
Jason B. Rush	11,083	(7)	*	10,751
Marisa A. Shockley	16,213		*	14,345
H. Andrew Walls	57,106	(8)	*	55,560

Directors, Nominees & Executive Officers as a group (13 persons)	313,970		4.5%	292,555

Driver Opportunity Partners I LP	365,212	(9)	5.2%	0

Total	697,182		9.7%

Notes:

*	Less than 1.0%.
(1)	Includes 2,393 shares of phantom stock held in a deferred compensation plan account (“Phantom Stock”). Each share of Phantom Stock represents a deemed investment of deferred compensation funds in one share of Common Stock and gives the officer the right to receive one share of Common Stock or the cash value thereof following the officer’s separation from service with the Corporation. The officer may transfer the funds held in the plan account into an alternative deemed investment option at any time.
(2)	Includes 3,027 shares owned jointly with spouse.
(3)	Includes 7,506 shares held in trust of which Ms. McDonald is a beneficiary.
(4)	Includes 283 shares held jointly with spouse, 17 shares held by spouse for benefit of a minor child, and 790 shares held in a 401(k) plan account.
(5)	Includes 520 shares owned by Ruddell, LLC of which Mr. Ruddell is owner.
(6)	Includes 1,033 shares owned jointly with spouse, 6,837 shares owned by spouse and 4,500 shares of Phantom Stock in a deferred compensation plan account.
(7)	Includes 125 shares owned jointly with spouse.
(8)	Includes 14,854 shares owned by Morgantown Printing and Binding, Inc. of which Mr. Walls is owner.
(9)	The information is based on the Schedule 13D/A filed with the SEC on March 27, 2020 by Driver Opportunity Partners I LP (“Partners”), Driver Management Company LLC (“Driver Management Company”), J. Abbott R. Cooper, Michael J. Driscoll, Lisa Narrell-Mead and Ethan C. Elzen. The principal address of each of Partners, Driver Management Company and Mr. Cooper is 250 Park Avenue, 7th Floor, New York, NY 10177. The principal address of Mr. Driscoll is 35 E. All Saints Street, #216, Frederick, MD 21701. The principal business address of Ms. Narrell-Mead is 1635 Woodridge Place, Birmingham, AL 35216. The principal business address of Mr. Elzen is 4309 Esteswood Dr Nashville, TN 37215. Partners beneficially owns 360,637 shares of Common Stock. Driver Management is the controlling person of Partners, and Mr. Cooper is the controlling person of Driver Management. Mr. Driscoll, Ms. Narrell-Mead and Mr. Elzen beneficially own 4,500 shares of Common Stock, 650 shares of Common Stock, and 425 shares of Common Stock, respectively.

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ELECTION OF DIRECTORS (Proposal 1)

The number of directors who shall serve on the Board is set at eleven members, and directors are divided into three classes, as nearly equal in number as possible, with respect to the time for which the directors may hold office. Each director is elected to hold office for a term of three years, and the terms of one class of directors expire each year. The terms of Class I Directors expire this year, the terms of Class II Directors expire in 2021, and the terms of Class III Directors expire in 2022. In all cases, each director serves until his or her successor is duly elected and qualifies.

At this year’s Annual Meeting, the Board will ask shareholders to vote on the election of John F. Barr, Brian R. Boal, John W. McCullough and Marisa A. Shockley to serve as Class I Directors until the 2023 Annual Meeting and until their successors are duly elected and qualify. Each of the foregoing was elected by shareholders at the 2017 Annual Meeting and is standing for re-election. In the event a Board nominee declines or is unable to serve as a director, which is not anticipated, the proxies will vote in their discretion with respect to a substitute nominee named by the Board, or the Board will reduce the total size of the Board, in its discretion. Proxies cannot be voted for a greater number of persons than the four nominees named in this Proxy Statement and on the BLUE Proxy Card.

Information about the principal occupations, business experience and qualifications of these nominees is provided below under the heading “QUALIFICATIONS OF DIRECTOR NOMINEES AND CURRENT DIRECTORS”.

The Board of Directors unanimously recommends that shareholders vote “FOR” each of the director nominees named above.

Nominees for Class I Directors

(Nominated for reelection at the 2020 Annual Meeting)

Name
John F. Barr
Brian R. Boal
John W. McCullough
Marisa A. Shockley

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CONTINUING DIRECTORS

The following tables identify each director of the Corporation whose term does not expire in 2020. Information about the principal occupations, business experience and qualifications of these continuing directors is provided below under the heading “QUALIFICATIONS OF DIRECTOR NOMINEES AND CURRENT DIRECTORS”.

Class II Directors

(Terms expire in 2021)

Name
Robert W. Kurtz
Elaine L. McDonald
Gary R. Ruddell
Carissa L. Rodeheaver

Class III Directors

(Terms expire in 2022)

Name
M. Kathryn Burkey
I. Robert Rudy
H. Andrew Walls, III

QUALIFICATIONS OF DIRECTOR NOMINEES AND CURRENT DIRECTORS

In addition to bringing extensive knowledge of the communities served by the Corporation through their involvement with their communities, as business partners and volunteers, the Nominating and Governance Committee (the “Nominating Committee”) believes that all director nominees and continuing directors possess a diverse balance of skills, business experience and expertise necessary to provide leadership to the Corporation. The following discussion sets forth the specific experience, qualifications, other attributes and skills of each director nominee and continuing director that led the Nominating Committee to determine that such person should serve on the Board in light of the Corporation’s business and structure. Each of the director nominees has consented to (i) serve as a nominee, (ii) serve as a director if elected, and (iii) to being named as a nominee in this Proxy Statement. All current directors also serve on the board of directors of First United Bank & Trust (the “Bank”), the Corporation’s wholly-owned subsidiary.

Director Nominees for Re-Election

John F. Barr

Age 66

Director Since: May 2014

Independent

Committees: Asset and Liability Management, Strategic Planning

Skills and Qualifications: extensive local and state civic expertise, business management, commercial and industrial knowledge, risk management, and strong knowledge of Washington County and Maryland markets.

Mr. Barr previously served as a member of the Corporation’s Advisory Council for five years prior to his election to the Board. Mr. Barr brings valuable business experience as the President and sole shareholder of Ellsworth Electric, Inc., which provides comprehensive electrical contractor and insulation services for residential, industrial and commercial customers throughout Maryland, Pennsylvania, Virginia, and West Virginia. Barr has served as President since 1991. He is very active in the Washington County, Maryland community. He is a former three-term Washington County Commissioner. He also served on the Maryland Association of Counties from 2010 to 2019, and as a member of their board of directors from 2014 to 2019, where he served as President in 2016. Mr. Barr is currently evaluating other community involvement having just stepped out of the political realm.

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Brian R. Boal

Age 47

Director Since: May 2014

Independent

Committees: Audit Chairman, Strategic Planning,

Skills and Qualifications: financial, audit, and accounting expertise, M&A and public company expertise, business management, and extensive non-profit expertise.

Mr. Boal previously served as a member of the Corporation’s Advisory Council for four years prior to his election to the Board. He has a vast amount of accounting and business experience through his education and his certification as a Certified Public Accountant. For the past 17 years, Mr. Boal has been the owner and operator of Boal and Associates, PC, Certified Public Accountants, an accounting firm. Prior to that , he served as a tax manager for PwC. These positions have provided him with ownership, accounting, audit, public company, M&A and business advisory experience. Mr. Boal serves as a member of the American Institute of Certified Public Accountants and the Maryland Association of Certified Public Accountants. He is the founder and co-trustee of a local 501(c)(3) foundation. He also serves in leadership roles for many local organizations in his community of Garrett County.

John W. McCullough, Lead Director

Age 70

Director Since: May 2004

Lead Director Since: May 2014

Independent

Committees: Nominating and Governance Chairman, Strategic Planning, Audit, Asset Liability Management, Compensation, Risk and Compliance

Skills and Qualifications: industry and insurance expertise, risk management experience, executive leadership, financial, audit and accounting expertise, SEC registrant and M&A advisory experience, governance and board matters and strategic planning skills.

Mr. McCullough is a retired partner of Ernst & Young, LLP where he acquired substantial accounting, auditing, public company and M&A advisory experience, particularly with financial institutions. He is a Certified Public Accountant and obtained his Bachelor of Science degree in accounting from the University of Maryland. Mr. McCullough also serves on the board of directors for insurance related companies.

Marisa A. Shockley

Age 55

Director Since: May 2014

Independent

Committees: Nominating and Governance, Strategic Planning

Skills and Qualifications: business operations and marketing expertise, human resource management, executive leadership, extensive knowledge of floor plan lending, non-profit expertise, strategic planning and broad knowledge of Frederick County, Maryland market.

Ms. Shockley previously served as a member of the Corporation’s Advisory Council for two years before she was elected to the Board. For the past 28 years, Ms. Shockley has gained significant business experience as the owner of Shockley, Inc., an automobile dealership located in Frederick, Maryland. She has served as the President of the Maryland School for the Deaf Foundation from 2004 to 2015 and was the Chairman for the Maryland Auto Dealers’ Association from 2011 to 2013. She was also recognized as a TIME Quality Award regional finalist. Ms. Shockley is also a board member for Hood College and the Maryland Automobile Dealers Association.

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Continuing Directors

M. Kathryn Burkey

Age 69

Director Since: May 2005

Independent

Committees: Compensation Chairman, Strategic Planning, Audit

Skills and Qualifications: financial, accounting and insurance expertise, M&A and business advisory experience, extensive non-profit knowledge, risk management, commercial and industrial experience, business operations experience and broad knowledge of the Allegany County, Maryland market.

Ms. Burkey possesses substantial accounting and business experience gained through her education and her certification as a Certified Public Accountant. For the past 31 years, Ms. Burkey has owned and operated M. Kathryn Burkey, CPA, an accounting firm. She is also the owner of The Burkey Television and Appliance Co., Inc., trading as Burkey’s Furniture and Carpeting, a residential and commercial furniture store serving the Tri-State area. She has gained director experience through her service as the prior Chairman of the board of directors of Western Maryland Health System, where she also served on the Compensation Committee, Audit Committee, and Finance Committee. Ms. Burkey serves as a member of the American Institute of Certified Public Accountants and the Maryland Association of Certified Public Accountants. She is also the prior president of Maryland Association of Certified Public Accountants.

Robert W. Kurtz

Age 73

Director Since: May 1990

Independent

Committees: Compensation, Audit, Risk and Compliance, Strategic Planning

Skills and Qualifications: extensive bank and financial industry expertise, risk management, executive leadership, M&A experience, and strategic planning.

Mr. Kurtz has 37 years of banking experience through his service as the prior President, Chief Risk Officer, and Chief Financial Officer of the Corporation and its affiliates, as well as through his service as a director of the Corporation and the Bank since 1990.

Elaine L. McDonald

Age 71

Director Since: May 1995

Independent

Committees: Compensation, Audit, Risk and Compliance, Strategic Planning

Skills and Qualifications: business ownership and operational experience, extensive knowledge of real estate, restaurant and hospitality industries, vast non-profit experience, and strategic planning.

Ms. McDonald brings valuable knowledge of the local real estate industry to the Board that she gained as a realtor with Long and Foster and Taylor-Made Realtors. She retired from Taylor-Made Realtors in December 2018 after 17 years of service in the real estate business. She also possesses substantial business experience gained through her ownership and operation for 25 years of Alpine Village, Inc., a successful motel and restaurant. Ms. McDonald is the founder and a prior member of the board of directors of Garrett County Memorial Hospital Foundation, where she served in various positions, including the chair, vice chair and capital campaign manager. She previously served as a member of the board of directors of Garrett County Chamber of Commerce from 1994 to 2001. She has knowledge with fundraising activities for national and community based non-profits and was named Honorary Golden Ambassador by the Garrett County Chamber of Commerce for her promotion of tourism.

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Carissa L. Rodeheaver

Age 54

Director Since: November 2012

Independent

Committees: Asset and Liability Management, Strategic Planning, Risk and Compliance

Skills and Qualifications: banking, financial, accounting and auditing expertise, executive management and leadership, wealth management knowledge, risk management, strategic planning, vast industry trade association experience.

Ms. Rodeheaver is the Chairman of the Board, President and Chief Executive Officer (“CEO”) of the Corporation and the Bank. She has served as President since November 2012 and as Chairman and CEO since January 1, 2016 upon the retirement of William B. Grant from these positions. Ms. Rodeheaver was previously the Chief Financial Officer (the “CFO”) of the Corporation and the Bank from January 2006 until May 2015 and the Secretary and Treasurer of the Corporation and the Bank from December 2009 until June 2016. She has been employed by the Corporation since 2004 and by the Bank since 1992. During her tenure at the Corporation, she has served as the Trust Officer of the Bank, Assistant Vice President and Trust Officer of the Bank, Vice President and Trust Sales Officer of the Bank, Vice President and Trust Department Sales Manager of the Bank, Vice President and Assistant Chief Financial Officer of the Corporation and the Bank and Executive Vice President and CFO of the Corporation and the Bank. She has served as a director of the Corporation and the Bank since November 2012. Ms. Rodeheaver is a Certified Public Accountant and a member of the Maryland Association of Certified Public Accountants, and she is a graduate of the Cannon Trust School, the Northwestern University Graduate Trust School, the Executive Development Institute for Community Banks and the Maryland Bankers School. She is currently serving in her second term on the board of directors of the Maryland Bankers Association, where she currently serves as Chairman of the Board. In addition, she serves as a member of the board of directors for the American Bankers Association and as Vice Chair on the American Bankers Association Bank PAC Committee. Locally, Ms. Rodeheaver serves as the Vice Chair of the board of directors of the Garrett College Foundation, the Treasurer for the board of directors of the Garrett Development Corporation and a member of the Finance Committee for Western Maryland Health Systems. She continues her education and professional development by attending various conferences and workshops focused on strategic planning, regulations and management for the banking industry. In addition to her service with the Corporation and the Bank, Ms. Rodeheaver owns and operates Rodeheaver Rentals with her spouse, an unincorporated entity that owns and leases commercial and residential property and several residential apartments that they lease to tenants.

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Gary R. Ruddell

Age 72

Director Since: May 2004

Independent

Committees: Asset and Liability Management, Strategic Planning, Risk and Compliance

Skills and Qualifications: extensive business management and operational expertise, risk management, executive management, marketing expertise, and strategic planning.

Mr. Ruddell obtained a B.A. degree in marketing from the University of Maryland and has attended a multitude of Maryland Banking sessions. His business experience includes service as the president and chief executive officer of Total Biz Fulfillment, a successful logistical and back-office support services business. Mr. Ruddell is involved in his community and holds director positions with various community organizations.

I. Robert Rudy

Age 67

Director Since: May 1992

Independent

Committees: Asset and Liability Management, Strategic Planning, Compensation

Skills and Qualifications: extensive knowledge of the retail, real estate and hospitality industries, leadership experience, business management and operational experience, governance and board matters, risk management and strategic planning.

Mr. Rudy received a Bachelor of Business Administration degree from Ohio University. His vast business experience has been gained through his ownership and operation of I. R. Rudy’s, Inc., a retail apparel and sporting goods store since 1992. His director experience includes the Chairman of the Board of Sports Specialists, Ltd, a national retail buying group, and as trustee of The Ohio University Foundation. He holds the office of Vice Chairman of the Foundation and is a member of the Executive Committee. He chairs the Foundation’s Real Estate Committee and the Vice Chair of the Finance Committee. In January 2020, Mr. Rudy represented the Ohio University Foundation at the association of governing boards’ National Leadership Conference. Other boards associated with Ohio University include: Russ Holdings LLC, Russ North Valley Road LLC, Russ Research Center LLC all located in Dayton, Ohio and Housing for Ohio/Courtyard Apartments, Athens, Ohio. Mr. Rudy is President of the Board of The Ohio University Inn and Conference Center located in Athens, Ohio. He also has leadership experience gained from and involvement with various societies, boards and commissions, including the Ohio University College of Business Society of Alumni and Friends from 2003 to 2006, Ohio University College of Business Executive Advisory Board since 2006, Ohio University College of Business Global Competitive Program during 2008 through 2010 in Hungary and 2013 in Greece, Ohio University President’s CEO Roundtable, Maryland Fire Prevention Commission – Commissioner, Certified Level II Instructor for the Maryland Fire and Rescue Institute from 1978 to 1990, and Chairman of Oakland Planning and Zoning Commission since 1989. Mr. Rudy is also a retired Chief of the Oakland Volunteer Fire Department with 35 years of service. Although he is retired from the department, he continues to serve the OVFD as an apparatus driver.

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H. Andrew Walls

Age 59

Director Since: May 2006

Independent

Committees: Compensation, Strategic Planning, Nominating and Governance, Risk and Compliance

Skills and Qualifications: business management and operational expertise, M&A experience, marketing skills, vast knowledge of Monongalia County, West Virginia market.

Mr. Walls has gained significant business experience by serving as the owner and operator of MPB Print and Sign Super Store, a large printing company for the past 25 years. He is active in the Monongalia County, West Virginia community, one of the Corporation’s market areas. Mr. Walls has director experience through his service as a member of the boards of directors of the United Way, the Public Theatre, the Red Cross and the Salvation Army.

Conclusion and Recommendation; Vote Required

Assuming that Driver Management is eligible to nominate director candidates at the Annual Meeting, the affirmative vote by a plurality of the shares present in person (including by remote communication, if applicable) or represented by proxy at the Annual Meeting and entitled to vote thereon is required to elect the four Board nominees listed on the BLUE Proxy Card (i.e., Messrs. Barr, Boal and McCullough and Ms. Shockley) to serve on our Board for a three-year term of office expiring at the 2023 Annual Meeting of Shareholders. In that case, because each director nominee will require more “FOR” votes than the director nominee(s) who receive the least number of votes in order to be elected, “withhold” votes will have no effect on the outcome on Proposal 1, although they will be considered present for the purpose of determining the presence of a quorum. Broker non-votes with respect to the election of directors, as described in Proposal 1, will have no impact on the outcome of Proposal 1, although they will be considered present for the purpose of determining the presence of a quorum. If Driver Management is not entitled to vote its shares at the Annual Meeting and, thus, nominate directors at the Annual Meeting, then directors will be elected by a majority of votes cast. In such case, broker non-votes will have no effect on the outcome of Proposal 1, but “withheld” votes will be treated as votes against a director candidate.

The Board recommends that shareholders vote “FOR” the election of the four Board nominees listed on the BLUE Proxy Card (i.e., Messrs. Barr, Boal and McCullough and Ms. Shockley) to serve on our Board for a three-year term of office expiring at the 2023 Annual Meeting of Shareholders.

CORPORATE GOVERNANCE AND OTHER MATTERS

Our Shareholder Engagement Program

Board-driven engagement. The Board oversees the shareholder engagement process and regularly reviews and assesses shareholder input. Both the Chairman and the Lead Director play a central role in the Board’s shareholder engagement efforts. The directors regularly participate in meetings with shareholders.

Year-round engagement and Board reporting. The CEO and CFO, together with other executive management members and directors, conduct regular, year-round outreach to shareholders in-person and by phone to obtain their input on key matters and to inform management and the Board about the issues that shareholders tell us matter most to them. Our shareholder and investor outreach also typically includes investor road shows, analyst meetings, and investor conferences. We also continue to improve our engagement and communications with our retail shareholders, including employee shareholders.

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Transparent and informed governance enhancements. The Board routinely reviews and improves the Corporation’s governance practices and policies, including our shareholder engagement practices. Shareholder input is regularly shared with the Board, its committees, and management, facilitating a dialogue that provides shareholders with transparency into our governance practices and considerations, and informs the Corporation’s enhancement of those practices. In addition to shareholder sentiments, the Board considers trends in governance practices and regularly reviews the voting results of our meetings of shareholders, the governance practices of our peers, and current trends in governance.

Committees of the Board

The Board has the following Committees: an Audit Committee, an Asset and Liability Management Committee, , a Strategic Planning Committee, a Compensation Committee, a Nominating and Governance Committee and a Risk and Compliance Committee. These committees are discussed below.

Audit Committee – The Audit Committee is a separately-designated standing committee established pursuant to Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and consists of Brian R. Boal (Chairman), M. Kathryn Burkey, Robert W. Kurtz, John W. McCullough and Elaine L. McDonald. The committee is responsible for the hiring, setting of compensation and oversight of the Corporation’s independent registered public accounting firm. The Audit Committee also assists the Board in monitoring (i) the integrity of the financial statements, (ii) the performance of the Corporation’s internal audit function and (iii) the Corporation’s compliance with legal and regulatory requirements. In carrying out its duties, the Committee meets with the internal and independent auditors, with and without management present, to discuss the overall scope and plans for their respective audits, the results of their examinations, their evaluations of the Corporation’s internal controls, and the overall quality of the Corporation’s financial reporting. The Board has determined that all audit committee members are financially literate and that Ms. Burkey and Messrs. Boal, Kurtz and McCullough each qualify as an “audit committee financial expert” as defined by the SEC in Item 407 of Regulation S-K. This committee met nine times in 2019. The Board has adopted a written charter for the Audit Committee, a copy of which is available on the Corporation’s website at www.mybank.com.

Asset and Liability Management Committee – The Asset and Liability Management Committee consists of John F. Barr, John W. McCullough, Carissa L. Rodeheaver, Gary R. Ruddell, I. Robert Rudy and Marisa A. Shockley. The committee reviews and recommends changes to the Corporation’s Asset and Liability, Investment, Liquidity, and Capital Plans. This Committee met four times in 2019.

Strategic Planning Committee – The Strategic Planning Committee consists of John F. Barr, Brian R. Boal, M. Kathryn Burkey, Robert W. Kurtz, John W. McCullough, Elaine L. McDonald, Carissa L. Rodeheaver, Gary R. Ruddell, I. Robert Rudy, Marisa A. Shockley and H. Andrew Walls, III. The Committee focuses on long-term planning to ensure that management’s decisions take into account the future operating environment, the development of corporate statements of policy, and review of management’s internal and external information through its Enterprise Risk Management framework. This committee met twice in 2019.

Compensation Committee – The Compensation Committee, which met eight times in 2019, consists of  M. Kathryn Burkey (Chairman), Robert W. Kurtz,  John W. McCullough, I. Robert Rudy and H. Andrew Walls, III.  The Committee is responsible for developing a compensation policy for the executive officers and for recommending to the Board a compensation policy for the directors of the Corporation and its subsidiaries, overseeing the Corporation’s various compensation plans and managing changes for executive compensation and recommending changes for director compensation.  The Committee determines executive compensation pursuant to the principles discussed below under the heading “Renumeration of Executive Officers”.  The Board reviews and, where appropriate, approves or ratifies committee recommendations.  The Compensation Committee may not delegate its authority to any other person or corporate body without the authorization of the Board. The Compensation Committee has adopted a written charter, a copy of which is available on the Corporation’s website at www.mybank.com.

Nominating and Governance Committee – The Nominating Committee consists of John W. McCullough (Chairman), Elaine L. McDonald, Marisa A. Shockley and H. Andrew Walls, III. The Committee is responsible for developing qualification criteria for directors, reviewing director candidates recommended by shareholders (see “Director Recommendations and Nominations” below), actively seeking, interviewing and screening individuals qualified to become directors, recommending to the Board those candidates who should be nominated to serve as directors and developing and recommending to the Board for adoption corporate governance guidelines, codes of ethics and similar policies. This Committee met twice in 2019. The Nominating Committee has a written charter, a copy of which is available on the Corporation’s website at www.mybank.com.

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Risk and Compliance Committee.  The Directors’ Risk and Compliance Committee consists of M. Kathryn Burkey, Robert W. Kurtz, John W. McCullough, Carissa L. Rodeheaver, Gary R. Ruddell and H. Andrew Walls, III and is responsible for reviewing the Bank’s overall risk profile and the alignment of the Corporation’s risk profile with the Corporation’s strategic plan, goals and objectives. The Committee is also responsible for reviewing outstanding audit issues and compliance recommendations as identified by various internal or external parties, approving operational risk programs such as the Bank Protection Act Program, the Business Continuity Planning Program, Cybersecurity Program, the Information Security Program, Privacy Program, Identification Theft/Red Flag Program and Bank Secrecy Act Program.  The Committee is responsible for the annual review of any significant vendor relationships, litigation or consumer complaints as well as the adequacy and effectiveness of the Compliance Program, and the Corporation’s insurance programs and policies in place.  The Committee monitors classified credits and management’s plans for those credits.  This Committee met five times during 2019.

Board Policies

The Board is committed to setting a tone of the highest ethical standards and performance for our management, officers, and the Corporation as a whole. The Board believes that strong corporate governance practices are a critical element of doing business today. As such, the Board has adopted: (i) a Code of Ethics for directors; (ii) Corporate Governance Guidelines for directors; (iii) a Code of Ethics for senior financial officers, which applies to the Corporation’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; (iv) an Insider Trading Policy; and (v) a Luxury Expenditure Policy. These codes and policies are reviewed on a regular basis to ensure that they reflect the best interests of the Corporation and its shareholders. These codes and policies may be found on the Corporation’s website at http://investors.mybank.com/govdocs.

Director Independence

Pursuant to Rule 5605(b)(1) of The NASDAQ Stock Market Rules (the “NASDAQ Rules”), a majority of the Corporation’s directors must be “independent directors” as that term is defined by NASDAQ Rule 5605(a)(2). The Board has determined that each of John F. Barr, Brian R. Boal, M. Kathryn Burkey, Robert W. Kurtz, John W. McCullough, Elaine L. McDonald, I. Robert Rudy, Gary R. Ruddell, Marisa A. Shockley and H. Andrew Walls, III is an “independent director”, and these independent directors constitute a majority of the Board. Each of the members of the Audit Committee, Compensation Committee and of the Nominating Committee is an “independent director”. Each member of the Audit Committee also satisfies the independence requirements of NASDAQ Rule 5605(c)(2)(A). In making these independence determinations, the Board, in addition to the transactions described below under “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS”, considered the fact that Mr. Kurtz previously served as an executive officer of the Corporation and the Bank and the fact that Mr. Boal is Mr. Kurtz’s nephew. The amounts paid to Morgantown Printing & Binding (“MP&B”), a corporation owned by Mr. Walls and a trust established for the benefit of his minor children, in 2019 or any of the past three fiscal years did not exceed 5% of MP&B’s consolidated gross revenues for those years.

Board Leadership and Role in Risk Oversight

The Bylaws provide that the Chairman of the Board shall be the CEO of the Corporation. The Board has employed this leadership structure since the Corporation’s formation in 1984 because it believes that a single, experienced leader, serving as both Chairman and CEO, is the most appropriate leadership structure for the Corporation. By having one person serve as both Chairman and CEO, the Board believes that the Corporation demonstrates to shareholders, customers, employees, vendors, regulators, and other stakeholders that we have strong leadership, with a single individual setting the tone and having primary responsibility for managing and leading the Corporation. Further, the Board believes that this structure reduces the potential for confusion or duplication of efforts and assures clarity of leadership.

The Board recognizes, however, that the operations of and issues faced by a highly-regulated, publicly-traded corporation such as the Corporation can be complex and that there is a need to rely from time to time on the leadership of a director who is independent of management. Accordingly, to strengthen corporate governance, the Board appoints a Lead Director who is responsible for facilitating the resolution of issues relating to the performance of the Chairman and CEO and other members of management, or any other issue that a director, an officer or an employee believes should be addressed by someone other than the Chairman and CEO. In furtherance of that objective, the Board has adopted a Lead Director Policy, which provides that the duties and rights of the Lead Independent Director shall include: (i) presiding at (a) all Board meetings at which the Chairman of the Board is not present, and (b) all executive sessions of independent directors; (ii) serving as a liaison between the Chairman of the Board and the independent directors; (iii) pre-approving Board meeting agendas; (iv) pre-approving Board meeting schedules to assure that there is sufficient time for discussion of all agenda items; (v) the authority to convene meetings of the independent directors; and (vi) if reasonably requested by shareholders, making himself or herself reasonably available for consultation and direct communication with major shareholders. Because the Nominating Committee is charged with overseeing corporate governance matters, the Board believes that it is most appropriate to appoint the Chairman of the Nominating Committee as the Lead Director. John McCullough is the current Chairman of the Nominating Committee and, thus, the Lead Director.

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In addition, the Board believes that it is important for the success of our leadership structure to have a strong, competent and independent Board. The Corporation has a well-developed and well-seasoned Board, comprised of the Chairman and CEO and nine additional directors who are “independent directors”, as defined by the NASDAQ Rules. The Board believes that this high percentage of independence assures an objective and shareholder-based view of the Corporation’s operations.

Of these independent directors, four members qualify as “audit committee financial experts”, as defined by rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002. Although the credentials of each director are noted elsewhere in this Proxy Statement, it is worth illustrating the credentials of these four members that make them eligible for this distinction:

1.	Brian R. Boal – Mr. Boal has a vast amount of accounting and business experience through his education, his certification as a Certified Public Accountant, and his ownership and operation for the past 17 years of Boal and Associates, PC, Certified Public Accountants. Mr. Boal serves as a member of the American Institute of Certified Public Accountants and the Maryland Association of Certified Public Accountants. Mr. Boal serves as the Chairman of the Audit Committee.

2.	M. Kathryn Burkey – Ms. Burkey is a practicing Certified Public Accountant, with significant experience in audit. She has also served as chair of the board of Western Maryland Health System, and is the prior president of the Maryland Association of Certified Public Accountants. Ms. Burkey serves as a member of the American Institute of Certified Public Accountants and the Maryland Association of Certified Public Accountants. Ms. Burkey serves as the Chairman of the Compensation Committee.

3.	Robert W. Kurtz – Mr. Kurtz retired from the Corporation and the Bank in December 2009, after nearly four decades of service. For several years prior to his retirement, Mr. Kurtz served as President, Chief Financial Officer & Chief Risk Officer of the Corporation and the Bank.

4.	John W. McCullough – Mr. McCullough is a retired partner of the accounting firm Ernst & Young, LLP. During a significant portion of his career, Mr. McCullough was heavily engaged in the audit of financial institutions. Mr. McCullough has served as the Lead Director of the Corporation and the Bank since 2014.

In an effort to hone their skills, and to assure their continued independence, members of the Board undertake regular training. A number of methods are employed to provide in-depth training. On frequent occasions, internal training is provided to familiarize the Board with regulatory requirements imposed on financial institutions by applicable laws such as the Bank Secrecy Act and the Community Reinvestment Act. Periodically, directors attend seminars related to banking issues, which offer them the additional benefit of meeting with directors of other financial institutions. All directors have direct access to the American Bankers Association, which enables them to keep abreast of issues pertinent to the banking industry and to research banking materials. The FDIC also has available a specific board education program which is periodically used for director training.

The strength of the Board, and a valuable counter balance to management, is found in the risk management practices employed by the Board, directly and through its various specialized committees and the Lead Director. The Board, as part of its oversight and governance functions, regularly reviews risks and appropriate modeling of Asset Liability Management, loan concentrations, liquidity, management succession and capital planning. The Directors’ Risk and Compliance Committee is responsible for reviewing the Bank’s overall risk profile and the alignment of the Corporation’s risk profile with the Corporation’s strategic plan, goals and objectives. The Committee is also responsible for reviewing outstanding audit issues and compliance recommendations as identified by various internal or external parties, approving operational risk programs such as the Bank Protection Act Program, the Business Continuity Planning Program, Cybersecurity Program, the Information Security Program, Privacy Program, Identification Theft/Red Flag Program and Bank Secrecy Act Program.  The Committee is responsible for the annual review of any significant vendor relationships, litigation or consumer complaints as well as the adequacy and effectiveness of the Compliance Program, and the Corporation’s insurance programs and policies in place.  The Committee monitors classified credits and management’s plans for those credits. An internal risk management committee, which comprised of the Director of Risk Management and various associates of the Corporation, oversees the Enterprise Risk Management system and reports to the Directors’ Risk and Compliance Committee.

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To assist the Board with tracking and reviewing Board and Committee activities, all directors have 24/7 access to all policies and reports, the minutes of every meeting of the Board and its committees over the last five years and numerous other reports and models prepared by or for the Corporation.

To maintain a level of independence from management, the Board conducts regular executive sessions of independent directors. These sessions are led by the independent Chairman of the Corporation’s Nominating Committee, John McCullough, who also serves as the Lead Director.

The Board reviews our leadership structure from time to time in light of the issues that we face and the qualities, experience, skills and education of the directors who comprise the Board. The Board has the power to revise this leadership structure should it deem such a revision necessary or appropriate.

Attendance at Board Meetings

The Board held 14 meetings in 2019. Directors are expected to attend a combined minimum attendance of 75% of all board and committee meetings for which they are a member, the strategic planning meeting, and the annual shareholder meeting. Each director who served as such during 2019 attended at least 75% of the aggregate of (i) the total number of meetings of the Board (held during the period served) and (ii) the total number of meetings held by all committees of the Board on which that person served (held during the period served).

Director Retirement

The Bylaws provide that no person may be elected to the Board at any meeting of shareholders if he or she is or will be 72 years of age or older during the calendar year in which such meeting occurs. In 2018, the Nominating Committee began discussions about a formal director refreshment plan in light of upcoming director retirements. This plan was formalized in 2019 and identifies desired skillsets, industry expertise and encourages diversity of members.

Director Recommendations and Nominations

The Nominating Committee will from time to time review and consider candidates recommended by shareholders. A shareholder may nominate a director candidate by written notice to the Chairman of the Board or the President, which notice must include: (i) the recommending shareholder’s contact information, including his or her name and address; (ii) the class and number of shares of the Corporation’s capital stock beneficially owned by the recommending shareholder; (iii) the name, address and credentials of the candidate for nomination, including the principal occupation of each proposed nominee; (iv) the number of shares of the Corporation’s capital stock beneficially owned by the candidate; (v) the candidate’s written consent to be considered as a candidate; and (vi) all information relating to such proposed nominee that would be required to be disclosed by Regulation 14A under the Exchange Act promulgated thereunder, assuming such provisions would be applicable to the solicitation of proxies for such proposed nominee. Such recommendation must be delivered or mailed to the Chairman of the Board or the President no less than 150 days nor more than 180 days before the date of the Annual Meeting of Shareholders for which the candidate is being recommended, which, for purposes of this requirement, the date of the meeting shall be deemed to be on the same day and month as the Annual Meeting for the preceding year.

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Candidates may come to the attention of the Nominating Committee from current directors, executive officers, shareholders, or other persons. The Nominating Committee does not have a formal policy under which it considers the diversity of candidates for directorship when making nomination recommendations. The Nominating Committee periodically reviews its list of candidates available to fill Board vacancies and researches the talent, skills, expertise and general background of these candidates. In evaluating candidates for nomination, the Nominating Committee uses a variety of methods and regularly assesses the size of the Board, whether any vacancies are expected due to retirement or otherwise, the need for particular expertise on the Board, and whether the Corporation’s market areas are adequately represented by Board members. In nominating director candidates, the Nominating Committee generally seeks to choose individuals that have skills, education, experience and other attributes that will complement and/or broaden the strengths of the existing directors.

In 2014, the Corporation created an Advisory Council consisting of five separate Advisory Groups, which represent each of our market areas. The Advisory Groups consist of business owners and key individuals within each local market area. The purpose of these Advisory Groups is to foster open discussions that will enable us to enhance our understanding of the difference in each of these markets and the financial needs of the customer base. The meetings are led by local Market Presidents and are also attended by members of the management team and directors. These meetings include topics of discussion such as local market analysis, changes in the market, new products and services, customer engagement, customer experiences, and human talent. These meetings also provide a sounding board for our marketing and advertising plans and provide great opportunities to network with local businesses. From time to time, promising director candidates come to the attention of the Nominating Committee through their service on these Advisory Groups, although such service is not a requirement of being considered for nomination.

Whether recommended by a shareholder or another third party, or recommended independently by the Nominating Committee, a candidate will be selected for nomination based on his or her talents and the needs of the Board. The Nominating Committee’s goal in selecting nominees is to identify persons that possess complementary skills and that can work well together with existing Board members at the highest level of integrity and effectiveness. A candidate, whether recommended by a Corporation shareholder or otherwise, will not be considered for nomination unless he or she maintains strong professional and personal ethics and values, has relevant management experience, and is committed to enhancing financial performance. The Corporation looks for diverse candidates that possess competencies that will support our long-term strategies. These competencies could include expertise in the banking industry, finance, risk management, real estate, marketing, regional geographic markets and economics, strategic planning, executive management, technology or other relevant qualifications. Certain Board positions, such as Audit Committee membership, may require other special skills, expertise or independence from the Corporation.

It should be noted that a director recommendation is not a nomination. A shareholder who is entitled to vote for the election of directors and who desires to nominate a candidate for election to be voted on at an Annual Meeting may do so only in accordance with Section 4 of Article II of the Bylaws, and must specify (i) the recommending shareholder’s contact information, including his or her name and address; (ii) the class and number of shares of the Corporation’s capital stock beneficially owned by the recommending shareholder; (iii) the name, address and credentials of the candidate for nomination, including the principal occupation of each proposed nominee; (iv) the number of shares of the Corporation’s capital stock beneficially owned by the candidate; (v) the candidate’s written consent to be considered as a candidate; and (vi) all information relating to such proposed nominee that would be required to be disclosed by Regulation 14A under the Exchange Act promulgated thereunder, assuming such provisions would be applicable to the solicitation of proxies for such proposed nominee. Such recommendation must be delivered or mailed to the Chairman of the Board or the President no less than 150 days nor more than 180 days before the date of the Annual Meeting of Shareholders for which the candidate is being recommended, which, for purposes of this requirement, the date of the meeting shall be deemed to be on the same day and month as the Annual Meeting for the preceding year. Accordingly, a shareholder who desires to recommend a person for consideration as a director nominee for the 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”) must submit such recommendation as provided above no earlier than              , 2020 and no later than               , 2020.

Shareholder Communications with the Board

Shareholders may communicate with the Board, including the non-employee directors, by sending a letter to First United Corporation Board of Directors, c/o Tonya K. Sturm, Secretary, First United Corporation, 19 South Second Street, Oakland, Maryland, 21550-0009. The Secretary will deliver all shareholder communications directly to the Board for consideration.

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Policy Regarding Director Attendance at Annual Meetings

The Corporation believes that the Annual Meeting is an opportunity for shareholders to communicate directly with directors and, accordingly, expects that all directors will attend each Annual Meeting. If you would like an opportunity to discuss issues directly with our directors, please consider attending this year’s Annual Meeting. The 2019 Annual Meeting was attended by eight persons who served on the Board as of the date of that meeting.

Family Relationships Among Directors, Nominees and Executive Officers

Director Brian R. Boal is the nephew of director Robert W. Kurtz.

Policy with Respect to Hedging Transactions

The Corporation has not adopted any practices or policies regarding the ability of employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Corporation’s equity securities (i) granted to the employee or director by the Corporation as part of his or her compensation or (ii) held, directly or indirectly, by the employee or director.

DIRECTOR COMPENSATION

The following table provides information about compensation paid to or earned by the Corporation’s directors during 2019 who are not also “named executive officers” (as defined below under the heading, “Remuneration of Executive Officers”). The amounts set forth below include the compensation paid by both the Corporation and the Bank for service on the Board and the board of directors of the Bank, respectively.

Name	Fees earned or paid in cash ($)		Stock awards ($) (1)	All other compensation ($)	Total ($)
John F. Barr	33,900	(2)	18,300	-	52,200
Brian R. Boal	36,600	(2)	18,300	-	54,900
M. Kathryn Burkey	36,400	(2)	18,300	-	54,700
Robert W. Kurtz	34,350		18,300	-	52,650
John W. McCullough	33,300	(2)	18,300	-	51,600
Elaine L. McDonald	30,800	(2)	18,300	-	49,100
Gary R. Ruddell	33,900	(2)	18,300	-	52,200
I. Robert Rudy	35,350	(3)	18,300		53,650
Marisa A. Shockley	31,300	(2)	18,300	-	49,600
H. Andrew Walls, III	35,350	(2)	18,300	-	53,650

Notes:

(1)	Amounts in this column represent the grant date fair value of fully-vested shares of Common Stock granted in 2019, computed in accordance with Financial Standards Accounting Board Accounting Standards Codification Topic 718.
(2)	These amounts include $9,992 of cash retainers for which the applicable Non-Employee Director elected to receive in the form of shares of Common Stock.
(3)	This amount includes $4,996 of cash retainers for which the applicable Non-Employee Director elected to receive in the form of shares of Common Stock.

The Compensation Committee of the Board is responsible for evaluating and recommending director compensation to the Board for approval. In evaluating director compensation, the Compensation Committee considers the legal responsibilities that directors owe to the Corporation and its shareholders in connection with their service on the Board and/or a committee of the Board, and the risks to the directors associated with their service, and reviews the fees and benefits paid to directors of similar institutions in and around the Corporation’s market areas. The Compensation Committee’s current director compensation arrangement contemplates a mix of cash and equity awards, as discussed below.

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For 2019, each director who was not an employee of the Corporation or the Bank (a “Non-Employee Director”) received a cash retainer of $10,000, a grant of 1,000 fully-vested shares of Common Stock, having a grant date fair value of $18,300, and a cash fee of $1,000 for each meeting of the Board and/or the Bank’s board of directors that he or she attended. The cash fee is reduced to $200 when special meetings are called and the meeting lasts less than two hours or is related to regulatory matters. Directors do not receive more than one cash fee when the Board and the board of directors of the Bank meet together. Directors who served on committees of the Corporation also received a cash fee of $500 for each committee meeting that they attended. The Chairperson of each of the Audit Committee (Mr. Boal), Compensation Committee (Ms. Burkey) and Nominating Committee (Mr. McCullough) received an additional annual cash retainer of $2,500. All directors of the Corporation also served on the board of directors of the Bank and received a cash fee of $500 for attending each meeting of a committee of the Bank’s board of directors of the Bank on which they served.

Non-Employee Directors may elect to receive some or all of their cash retainers in shares of Common Stock. The number of shares paid in lieu of cash retainers is determined by dividing the portion of the cash retainer to be paid in stock by the mean between the high and low sales price of a share of Common Stock on the trading day immediately preceding the payment date, as reported on The NASDAQ Stock Market.

All directors are permitted to participate in the Corporation’s Amended and Restated Executive and Director Deferred Compensation Plan (the “Deferred Compensation Plan”). The material terms of the Deferred Compensation Plan are discussed below under the heading, “Remuneration of Executive Officers”. During 2019, Ms. McDonald participated in this plan and whereby all of her director’s fees during 2019 were deferred and placed into her Deferred Compensation account held in the Trust department.

AUDIT COMMITTEE REPORT

The Audit Committee has (i) reviewed and discussed the Corporation’s audited consolidated financial statements for the year ended December 31, 2019 with the Corporation’s management; (ii) discussed with Baker Tilly, the Corporation’s independent auditors, the matters required to be discussed by the applicable requirements of the as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC, and (iii) received the written disclosures and the letter from Baker Tilly required by applicable requirements of the PCAOB regarding Baker Tilly’s communications with the Audit Committee concerning its independence, and discussed with Baker Tilly its independence. Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2019 be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2019.

By:	AUDIT COMMITTEE

Brian R. Boal

M. Kathryn Burkey

Robert W. Kurtz

John W. McCullough

Elaine L. McDonald

EXECUTIVE OFFICERS

Information about the Corporation’s executive officers is set forth below. All officers are elected annually by the Board and hold office at its pleasure.

Carissa L. Rodeheaver, age 54, serves as the Chairman of the Board, President and CEO of both the Corporation and the Bank. She has served as President since November 2012 and as Chairman and CEO since January 1, 2016 upon the retirement of William B. Grant from those positions. Prior to these appointments, Ms. Rodeheaver served as the CFO of the Corporation and the Bank starting in January 2006 and as Secretary and Treasurer of the Corporation and the Bank starting in December 2009. Between March 19, 2008 and her appointment as President, Ms. Rodeheaver served as Executive Vice President of the Bank. Prior to this, Ms. Rodeheaver served as Trust Officer of the Bank from 1992 to 2000, as Vice President and Trust Department Sales Manager of the Bank from 2000 to 2004, and as Vice President and Assistant CFO of the Corporation from 2004 to December 31, 2005. She is a Certified Public Accountant.

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Tonya K. Sturm, age 52, serves as Senior Vice President and CFO of both the Corporation and the Bank. She has served as CFO since May 2015 and as Senior Vice President since June 2016. In May 2016, she was appointed Secretary and Treasurer of the Corporation and the Bank. Prior to the appointment of Senior Vice President, she served as Vice President since September 2008. Prior to her appointment as CFO and Vice President, Ms. Sturm served as Controller of the Corporation and the Bank starting in September 2008, as a Staff Auditor of the Bank from July 1996 to June 1998, as a Credit Analyst of the Bank from June 1998 to March 1999, as Staff Accountant of the Bank from April 1999 to May 2002, as a Senior Staff Accountant of the Bank June 2002 to December 2003, as the Finance Manager of the Bank from January 2004 to May 2006, and as Vice President and Director of Finance of the Bank from June 2006 to August 2008.

Information about the Bank’s executive officers, other than Mses. Rodeheaver and Sturm, is set forth below. All officers are elected annually by the Bank’s board of directors and hold office at its pleasure.

Robert L. Fisher, II, age 51, serves as Senior Vice President and Chief Lending Officer. Mr. Fisher has been employed by the Corporation since September 2013. Mr. Fisher has more than 20 years of experience in the banking industry with the majority of his experience based in commercial banking. Mr. Fisher held the positions of Senior Vice President of Commercial Banking, Managing Director of Commercial Banking, and Regional President at a large regional bank in the Mid-Atlantic region from 2001 to 2013.

Jason B. Rush, age 49, serves as a Senior Vice President and Chief Operating Officer. Mr. Rush was appointed Senior Vice President and Chief Operating Officer in January 2017. Prior to this appointment, he served as Senior Vice President and Chief Risk Officer and Director of Operations and Support from 2006 to 2017. Mr. Rush has been employed by the First United organization since October 1993.  Prior to his current position, Mr. Rush served as Vice President, Director of Operations & Support since March 2006, and before that as Vice President and Regional Manager/Community Office Manager from January 2005 to February 2006; Vice President and Community Office Manager/Manager of Cash Management from May 2004 to December 2004; Assistant Vice President and Community Office Manager from April 2001 to April 2004; Community Office Manager from August 1998 to April 2001; Customer Service Officer from March 1997 to July 1998; Assistant Compliance Officer from July 1995 to February 1997; and Management Trainee from October 1993 to July 1995.  Mr. Rush also serves as the Treasurer of Rush Services, Inc., a family-owned business in which he has a fifty percent ownership interest.  He also participates with his brother in farming and land investment.

Keith R. Sanders, age 50, serves as Senior Vice President and Senior Trust Officer. Mr. Sanders has been employed by the Corporation since August 2002. He served as Senior Trust Sales Officer from August 2002 until December 2005, and as Senior Trust/Investment Sales Manager from January 2006 until October 2011. He was named First Vice President and Senior Trust Officer on November 1, 2011 and Senior Vice President and Senior Trust Officer on May 22, 2013.

EXECUTIVE COMPENSATION

The Corporation is a “smaller reporting company” as defined in Item 10(f)(1) of the Regulation S-K, and the following discussion of the compensation paid to the Corporation’s named executive officers is intended to comply with the rules relating to the disclosure of executive compensation. Although these rules allow the Corporation to provide less detail about its executive compensation program than companies that are not smaller reporting companies, the Compensation Committee is committed to providing information that is necessary for shareholders to understand its executive compensation-related decisions. Accordingly, this discussion includes supplemental information that describe key decisions on the 2019 executive compensation program for the named executive officers, as well as key changes for the 2020 program.

Executive Summary

The Corporation grew total assets by $58.3 million. Gross loans grew by $44.4 million and deposits grew by $74.5 million. Consolidated net income was $13.1 million for the year ended December 31, 2019 compared to $10.7 million for 2018. Basic and diluted net income per share for 2019 were both $1.85, compared to basic and diluted net income per common share of $1.51 for 2018, a 23% increase. The net interest margin declined slightly to 3.68% in 2019 from 3.74% in 2018.

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The book value of the our Common Stock was $17.71 per share at December 31, 2019 compared to $16.52 per share at December 31, 2018. Capital levels remained strong with a total risk-based capital ratio of 16.29% at year end.

2019 was a year of significant achievement for the Corporation as we:

•	Increased net interest income $2.2 million for the year ended December 31, 2019, when compared to the same time period of 2018, driven by controlled loan pricing and continued focus on growing non-interest bearing and low-cost core deposits.

•	Increased other operating income 11%, or $1.6 million, during 2019 when compared to 2018 inclusive of a $1.1 million gain on Bank Owned Life Insurance and continued growth in wealth management income and debit card income.

•	Controlled other operating expenses in 2019 when compared to 2018.

•	Maintained high asset quality through continued focus on disciplined underwriting.

During 2019, we also continued our trend of strong performance in generating returns for our shareholders. The exhibit below shows our total shareholder return compared to SNL Financials’ U.S. Banks $1B - $5B index and the S&P 500 index over the five-year period from December 31, 2014 to December 31, 2019.

	1-Year	3-Year	5-Year
First United	54.4%	56.4%	191.7%
SNL Bank Index	21.6%	13.5%	82.9%
S&P 500 Index	31.5%	53.2%	73.9%

Source: FactSet as of December 31, 2019, and includes price change and reinvested cash dividends

(1)	SNL U.S. $1B-$5B Bank Index

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Overview of Compensation Philosophy and Objectives

The Compensation Committee of the Board is responsible for overseeing and administering the Corporation’s employee benefit plans and policies, and for annually reviewing and approving all compensation decisions relating to the executive officers, including the named executive officers. The compensation committee of the Bank’s board of directors has identical responsibilities with respect to executive officers of the Bank. Both the Compensation Committee and the Bank’s compensation committee are made of the same directors. The Compensation Committee submits its decisions regarding compensation to the independent directors of the Board. The Compensation Committee has the authority and resources to obtain, independent of management, advice and assistance from internal and external legal, human resource, accounting or other experts, advisors, or consultants as it deems desirable or appropriate.

The Compensation Committee is composed of at least three directors who are determined to be “independent directors” as that term is defined by NASDAQ Rule 5605(a)(2). The members of the Compensation Committee are appointed each year by the Board, after considering the recommendations and views of the CEO. Five members of the Board serve on the Compensation Committee, each of whom is an “independent director”. The Chairman of the Compensation Committee reports to the Board regarding all committee actions.

The Compensation Committee recognizes the importance of balancing the need to attract and retain qualified executive officers with the need to maintain sound principles for the development and administration of compensation and benefit programs. The Compensation Committee has taken steps to enhance the Compensation Committee’s ability to effectively carry out its responsibilities as well as ensure that the Corporation maintains strong links between executive pay and performance. Examples of procedures and actions that the Compensation Committee utilized in 2019 include:

•	Incorporating executive sessions (without management present) into all Compensation Committee meetings;
•	Using an independent compensation consultant to advise on executive compensation issues;
•	Reviewing elements and amounts of executive compensation paid by competitors, including peer group performance and the impact of such performance on executive compensation;
•	When it deems appropriate, realigning the Corporation’s compensation structure in light of its peer group reviews;
•	Reviewing and approving annual performance reviews for all executive officers; and
•	Conducting annual reviews of all compensation and incentive plans for appropriate corporate strategic alignment and avoidance of excessive or unnecessary risk-taking by executive officers.

The Compensation Committee believes that the compensation paid to executive officers should be closely tied to the Corporation’s performance on both a short and long-term basis. Overall, the Compensation Committee believes that a performance-based compensation program can assist the Corporation in attracting, motivating and retaining the quality executives critical to long-term success. Accordingly, when and to the extent permitted by law, the Compensation Committee generally seeks to structure executive compensation programs so that they are focused on enhancing overall financial performance.

In setting the CEO’s compensation, the Compensation Committee meets with the CEO to discuss her performance and compensation package. Decisions regarding her package are based upon the Compensation Committee’s independent deliberations and input from the Compensation Committee’s compensation consultant, if one is engaged for that purpose. In setting compensation for other named executive officers, the Compensation Committee considers the CEO’s recommendations, as well as any requested input and data from the Chief Financial Officer, Human Resources Department and outside consultants and advisors. The Compensation Committee occasionally requests one or more members of senior management to be present at Compensation Committee meetings where executive compensation and corporate or individual performance are discussed and evaluated. Only Compensation Committee members are allowed to vote on decisions regarding executive compensation, and such decisions occur only during its executive sessions.

In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise each executive’s total compensation package. The Compensation Committee also examines all incentive compensation plans at least annually to ensure that such plans do not encourage employees to take unnecessary or excessive risks that threaten the Corporation’s value. All incentive plans contain “claw-back” provisions that require, in the event the Corporation is required to prepare an accounting restatement due to its material noncompliance with any financial reporting requirement under applicable securities laws or applicable accounting principles, each participant who received an award to return it to the extent the accounting restatement shows that a smaller award should have been paid. Further, all incentive plans contain ethics provisions that require a participant to repay an award in the event that the Corporation determines that the award was paid in a plan year in which the participant willfully engaged in any activity that was or is injurious to the Corporation and its affiliates. In general, the Board and/or its Compensation Committee may terminate, suspend or amend an incentive plan at any time.

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For 2019, executive compensation consisted primarily of base salary, which is targeted to recognize each executive officer’s performance and contributions to success considering salary standards in the marketplace. No incentive awards were granted in 2019.

Role of Compensation Consultants

The Compensation Committee has the authority and resources necessary to engage independent consultants to aid and provide direction with respect to executive compensation and benefits. The Compensation Committee did not use the services of a compensation consultant with respect to any aspect of executive compensation paid or earned in 2019. However, in 2019, the Compensation Committee engaged McLagan, which is part of the Rewards Solutions practice at Aon plc, as its independent compensation consultant to provide advice and facilitate the Committee’s deliberations with respect to executive compensation to be paid in and after 2020.

McLagan repots directly and exclusively to the Compensation Committee and did not provide any other services to us, management or our affiliates. McLagan did not make compensation-related decisions for the Compensation Committee, as the Compensation Committee always retains the authority make all final compensation-related decisions. During 2019, and after taking into consideration the factors listed in Rule 5605(d)(3)(D) of the Nasdaq Manual, the Compensation Committee concluded that neither it nor the Corporation has any conflicts of interest with McLagan and that McLagan is independent from management.

Key 2020 Compensation Plan Process and Changes

McLagan reviewed the compensation program designs and pay levels of our executive officers relative to both typical market practices in the banking industry and industry best practice. In their review, McLagan found that the pay levels for our executive officers were below market median compared to a peer group of similarly-sized banks. The comparator bank peer group for that analysis is listed below.

Summit Financial Group Inc.	Evans Bancorp Inc.
Orrstown Financial Services	Franklin Financial Services
ACNB Corp.	National Bankshares Inc.
MVB Financial Corp	AmeriServ Financial Inc.
Codorus Valley Bancorp Inc.	Salisbury Bancorp Inc.
C&F Financial Corp.	Riverview Financial Corp.
Chemung Financial Corp.	Old Point Financial Corp.
Citizens Financial Services	Fidelity D & D Bancorp Inc.
Penns Woods Bancorp Inc.	Union Bankshares Inc.
Citizens & Northern Corp.

The peer group was recommended by McLagan and consisted of banks traded on NYSE or NASDAQ that met the following parameters as of September 30, 2019:

•	Post-acquisition assets between $700M and $2.3B
•	Located in the mid-Atlantic or Northeast regions
•	Non-Interest Income greater than 15% of total revenue
•	Headquarters location with population below the top 20 metropolitan statistical areas

Exceptions to the criteria above were made for Summit Financial Group, Orrstown Financial Services and Citizens Financial Services due to geographic and/or business model relevance.

Based on McLagan’s analysis, feedback from shareholders and the judgment of the Compensation Committee, the Compensation Committee determined to adopt new programs and policies for 2020. We believe these changes will enhance the at-risk nature of pay, increase alignment between corporate performance and executive rewards as well as between executive interests and shareholder interests, are consistent with typical market practice and are in the best interests of the Corporation. The key changes to executive compensation that will be provided through these new programs are summarized below.

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Short-Term Incentive Plan

In 2020, the Compensation Committee adopted a Short -Term Incentive Plan (“STIP”) to provide executives with the opportunity to earn cash incentives based on the achievement of pre-defined performance metrics for each calendar year. Although similar plans are common practice within the banking industry, we have not had a formal cash incentive plan or made significant cash incentive awards since before the 2008 financial crisis.

The STIP consists of four performance categories, each with defined threshold, target and maximum performance and payout levels. Performance and payouts under each performance category are calculated separately, and failure to meet an acceptable performance threshold for a given category will result in no incentive payout for that category. Similarly, payouts for performance above the defined maximum level for a given category are capped, which we believe limits the incentive to take unnecessary risks to receive ever-increasing incentive awards. In addition, 80% of the overall award potential is contingent on corporate performance, with the remaining 20% contingent on individual performance objectives.

The performance categories and weightings under the STIP for 2020 are shown below:

Performance Category	Weighting
Return on Average Assets	40%
Efficiency Ratio	20%
Delinquencies	20%
Individual Executive Performance	20%

The STIP also includes a minimum performance hurdle that must be attained before any awards under the plan are paid. If the Corporation does not attain an acceptable level of net income in 2020, no awards will be paid regardless of performance in other categories. The use of this performance hurdle aligns with bank regulatory best practices intended to protect the safety and soundness of the bank, rather than representing stretch performance aspirations as with the four plan goals in the table above.

Long-Term Incentive Plans

Also in 2020, the Compensation Committee adopted a Long-Term Incentive Plan, as a sub-plan of the First United Corporation’s 2018 Equity Compensation Plan, pursuant to which the Corporation will grant equity awards to reward executives for achieving long-term performance goals and provide an opportunity for them to further align with shareholders through increased share ownership. The two incentive plans are described below.

LTIP for 2019

The LTIP was initially conceived as an award in 2019 that would be contingent on performance over the three-year period from 2019–2021. However, due to the timing of engaging McLagan as the Compensation Committee’s independent compensation consultant, the work of designing and implementing the LTIP was not completed until early 2020.

In March 2020, the Compensation Committee granted awards of performance-vesting restricted stock units (“RSUs”) to each executive having a value equal to 10% of the executive’s base salary on the date of grant. The RSUs will vest in 2023, provided that (i) the named executive officer is employed on the vesting date and (ii) the Corporation has met a pre-defined annual earnings per share (“EPS”) goal for the year ending December 31, 2021. The Compensation Committee selected EPS as the performance metric because of its close correlation with shareholder value over a multi-year timeframe. EPS also aligns with the Corporation’s strategic objective of increasing profitability over time, and the Compensation Committee believes that the targeted level of EPS performance reflects the Corporation’s multi-year strategic plan and will ultimately drive meaningful shareholder value. Both the EPS goal and the potential vesting levels have defined threshold, target and maximum levels. No awards will vest if performance falls below the threshold performance level, and performance above the maximum level will not result in ever-increasing awards.

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LTIP for 2020

Also in March 2020, the Compensation Committee granted to each executive both time-vesting RSUs, which will vest in 2023, and performance-vesting RSUs covering a performance period from January 1, 2020 to December 31, 2022. The time-vesting RSUs represent one-third of the total grant and will vest ratably over a three-year period provided that the executive is still employed on each vesting date. Time-vested RSUs will be utilized as part of the LTIP to strengthen the alignment between named executive officers and shareholders, allow executives to increase their share ownership over time, provide a retention incentive for named executive officers to remain with the company and align with typical banking industry practice.

Performance-vesting RSUs granted in 2020 under the LTIP will represent two-thirds of the total grant. Vesting will be contingent on the Corporation achieving pre-defined goals with respect to EPS and tangible book value per share. Each of the two goals will be measured over the three-year period from January 1, 2020 to December 31, 2022, and will include defined threshold, target and maximum performance and payout levels. No awards will vest for a given performance measure if the defined threshold performance level for that goal is not achieved. If the applicable performance metrics are achieved, awards will vest on the third anniversary of the grant date, provided the executive is still employed on the vesting date. Performance-vested awards will be utilized in order to motivate and reward named executive officers for long-term performance, align the interests of named executive officers and shareholders, allow for continued growth in executive share ownership provided performance conditions are achieved, and provide a retention incentive for named executive officers to remain with the Corporation throughout the three-year vesting period.

Stock Ownership Guidelines

In conjunction with the adoption of the 2020 LTIP, we intend to adopt stock ownership guidelines and share retention requirements for our executive officers and directors. The purpose of the ownership guidelines will be to encourage our executive officers and directors to increase or maintain their holdings of our Common Stock, which will assist in aligning their interests with the interests of our shareholders.

With respect to executive officers, the ownership guidelines will be expressed as a multiple of each executive’s base salary. Our CEO will be expected to hold shares equal in value to three times her base salary, while our other named executive officers will be expected to hold shares equal in value to one time their base salary. With respect to directors other than the CEO, each director will be expected to hold shares worth at least $100,000 in value. In addition, each executive and director will be expected to hold 75% of all net shares granted to him or her by the Corporation until he or she has achieved ownership equal to the ownership guideline.

Remuneration of Named Executive Officers in 2019

All of the Corporation’s executive officers are also executive officers of the Bank. Both the Corporation and the Bank maintain various compensation plans and arrangements for their respective executive officers, but, where appropriate, most of these plans and arrangements are structured to apply to executive officers of the consolidated group.

The following table sets forth, for each of the last two calendar years (which were also the Corporation’s last two fiscal years), the total remuneration awarded to, earned by, or paid to (i) each person who served as the Corporation’s principal executive officer at any time during 2019, (ii) the Corporation’s two most highly compensated executive officers other than the principal executive officer who were serving as such as of December 31, 2019 and whose total compensation (excluding above-market and preferential earnings on nonqualified deferred compensation) exceeded $100,000 during 2019, and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to the foregoing item (ii) had they been serving as executive officers of the Corporation as of December 31, 2019 (all such persons are referred to as the “named executive officers”). For this purpose, the term “executive officer” includes any executive officers of the Bank who performs a policy making function for the Corporation. The Corporation has determined that the named executive officers for purposes of this Proxy Statement include Carissa L. Rodeheaver, Robert L. Fisher, II and Jason B. Rush. In calendar years 2019 and 2018, executive compensation included annual base salary, a discretionary cash bonus (2018), and income related to certain employee benefit plans, and the table that follows reflects compensation paid by both the Corporation and the Bank.

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Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus ($) (2)	All other compensation ($) (3)	Total ($)
Carissa L. Rodeheaver, Chairman, President & CEO	2019	388,907	-	11,077	399,984
	2018	377,580	5,000	10,925	393,505
Robert L. Fisher, II, Senior Vice President, Chief Revenue Officer	2019	268,876	-	10,453	279,329
	2018	261,045	5,000	11,107	277,152
Jason B. Rush, Senior Vice President, Chief Operating Officer	2019	203,138	-	8,113	211,251
	2018	195,387	5,000	7,975	208,362

Notes:

(1)	Ms. Rodeheaver also serves as a director of the Corporation and of the Bank but does not receive any separate remuneration for such service.
(2)	Each of the named executive officers received a $5,000 discretionary cash bonus in 2018. No cash bonuses were paid in 2019.
(3)	Amounts include premiums related to bank-owned life insurance policies (see “Split Dollar Life Insurance Arrangements” below), group term life insurance and long term disability insurance available to all employees and matching contributions under the 401(k) Profit Sharing Plan. The aggregate dollar value of premiums related to the bank-owned life insurance policies, the group life insurance program and long-term disability insurance was as follows: Ms. Rodeheaver, $1,277 for 2019; Mr. Fisher, $928 for 2019; and Mr. Rush, $998 for 2019. Matching contributions made by the Corporation for the named executive officers under the 401(k) Profit Sharing Plan were as follows: Ms. Rodeheaver, $9,800 for 2019; Mr. Fisher, $9,525 for 2019; and Mr. Rush, $7,115 for 2019.

Outstanding Equity Awards at 2019 Fiscal Year End

As noted above, due to timing issues we did not grant equity-based awards to our named executive officers during the 2019 year, and none of our named executive officers held any equity-based compensation awards as of December 31, 2019. Therefore we have not included an “Outstanding Equity Awards at 2019 Fiscal Year End” table. We intend to grant equity-based awards to our Named Executive Officers during the 2020 year, as further described above.

Employment Arrangements

All of the named executive officers are employed on an at-will basis and are not parties to any written employment agreement with the Corporation or the Bank.

In addition to base salaries paid in 2019, the named executive officers’ employment arrangements make them eligible to receive benefits under and/or participate in the 401(k) Profit Sharing Plan, the Pension Plan, the Split Dollar Life Insurance arrangements, the Deferred Compensation Plan, and, except for Mr. Fisher, the Defined Benefit Supplemental Executive Retirement Plan, described below. Mr. Fisher participates in the Defined Contribution Agreement, described below. The material terms of these plans and arrangements and the compensation and benefits available thereunder are discussed below. In addition, all executive officers are entitled to employee benefits that the Corporation makes available to all eligible employees generally, including health, dental and vision insurance, long-term disability insurance, and group term life insurance. Ms. Rodeheaver and Mr. Fisher are also provided with the use of employer-owned automobiles.

In 2007, the Corporation adopted a plan that provides for cash payments and employee benefits continuation to executive officers if they experience an involuntary separation from service in connection with a change in control of the Corporation, known as the Change in Control Severance Plan (the “Severance Plan”), and it has entered into change in control severance agreements under the Severance Plan (a “Severance Agreement”) with certain executive officers, including Ms. Rodeheaver and Messrs. Fisher and Rush, as described below.

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401(k) Profit Sharing Plan

In furtherance of the Corporation’s belief that every employee should have the ability to accrue retirement benefits, the Corporation adopted the 401(k) Profit Sharing Plan, which is available to all employees, including executive officers. Employees are automatically entered in the plan on the first of the month following completion of 30 days of service to the Corporation and its subsidiaries. Employees have the opportunity to opt out of participation or change their deferral amounts under the plan at any time. In addition to contributions by participants, the plan contemplates employer matching and the potential of discretionary contributions to the accounts of participants. The Corporation believes that matching contributions encourage employees to participate and thereby plan for their post-retirement financial future. Beginning with the 2008 plan year, the Corporation enhanced the match formula to 100% on the first 1% of salary reduction and 50% on the next 5% of salary reduction. This match is accrued for all Participants, including executive officers, immediately upon entering the plan on the first day of the month following the completion of 30 days of employment. Additionally, the Corporation accrued a non-elective employer contribution during 2019 for all employees (other than employees who participate in the Defined Benefit SERP or the Defined Contribution Agreement Plans and those employees meeting the age plus service requirement in the Pension Plan), equal to 4% of each employee’s salary for those hired after January, 2010 and 4.5% of each employee’s salary for those hired before January 1, 2010, which will be paid into the plan in the first quarter of 2020 but which were reported as accrued for the 2019 year in the Summary Compensation Table above.

Pension Plan

Prior to 2010, all employees were eligible to participate in the Pension Plan, which is a qualified defined benefit plan, upon completion of one year of service and the attainment of the age of 21. Each of our named executive officers is a participant in the Pension Plan. Retirement benefits are determined using an actuarial formula that takes into account years of service and average compensation. Normal retirement age for the defined benefit pension plan is 65 years of age with the availability of early retirement at age 55. Pension benefits are fully vested after five years of service. A year of service is defined as working at least 1,000 hours in a plan year. Effective April 30, 2010, the plan was amended, resulting in a “soft freeze”, the effect of which prohibits new entrants into the plan and ceases crediting of additional years of service after that date. Effective January 1, 2013, the plan was amended to unfreeze the plan for those employees for whom the sum of (i) their ages, at their closest birthday, plus (ii) years of service for vesting purposes equal 80 or greater. The “soft freeze” continues to apply to all other plan participants.

Defined Benefit Supplemental Executive Retirement Plan

The Bank adopted the First United Bank & Trust Defined Benefit Supplemental Executive Retirement Plan (the “Defined Benefit SERP” or “SERP”) so that executives could reach a targeted retirement income. The SERP is available only to a select group of management or highly compensated employees, including Ms. Rodeheaver and Mr. Rush. Mr. Fisher does not participate in the Defined Benefit SERP. The Defined Benefit SERP was created to overcome qualified plan regulatory limits or the “reverse discrimination” imposed on highly compensated executives due to IRS contribution and compensation limits. In connection with the adoption of the Severance Plan, the Compensation Committee decided to credit participants with 24 years of service, regardless of actual years of service, to minimize certain income taxes that could be imposed under Section 280G of the Internal Revenue Code upon a separation from service. In the event a participant voluntarily terminates employment without good reason, his or her credited years of service will revert to actual years of service as of the date of termination. Future participants in the plan, if any, will be credited with actual years of service.

The Defined Benefit SERP benefit is equal to 2.5% of the executive’s Final Pay (defined below) for each year of service through age 60 (up to a maximum of 24 years) plus 1% of Final Pay for each year of service after age 60 (up to a maximum of 5 years), for a total benefit equal to 65% of Final Pay. The Compensation Committee chose this plan design to provide competitive retirement benefits and to encourage service. The Defined Benefit SERP was designed primarily to supplement benefits payable under the Pension Plan and, as such, it would be appropriate to measure Defined Benefit SERP benefits using an actuarial formula (i.e., years of service and final pay) similar to that used under the Pension Plan. Accordingly, the Defined Benefit SERP benefits are offset by any accrued benefits payable under the Pension Plan and 50% of the social security benefits received by the participant. For purposes of the Defined Benefit SERP, “Final Pay” means an amount equal to the participant’s annual base salary rate in effect immediately prior to his or her Separation from Service. A “Separation from Service” is defined as any termination of employment for any reason that satisfies the separation from service rules of Section 409A of the Code.

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The normal retirement Defined Benefit SERP benefit is paid following Normal Retirement, which is defined as a Separation from Service (as defined in the Defined Benefit SERP) after attaining age 60 and providing at least 10 years of service. Each participant is entitled to elect, upon initial participation, whether to receive the benefit in a single lump sum or in the form of a single life annuity, a leval payment single life annuity, a level payment single life annuity with 120 months of guaranteed payments, a 50% joint and survivor level payment annuity, a 75% joint and survivor level payment annuity, or a 100% joint and survivor level payment annuity. Annuity payments will be made on a monthly basis and are subject to actuarial adjustments. Payments under a life annuity will be determined based on the expected remaining number of years of life for the annuitant and actuarial tables as of the time the annuity begins. Payments under any form of annuity other than a single life annuity will be determined using the same actuarial equivalent assumptions used for the Pension Plan. If a participant fails to make an election, he or she will receive the benefit as a level payment single life annuity.

A participant vests in his or her accrued normal retirement Defined Benefit SERP benefit upon 10 years of service, upon Normal Retirement, upon a Separation from Service due to Disability (as defined in the Defined Benefit SERP), and upon the participant’s death. Upon a Separation from Service following a Change in Control (as defined in the Defined Benefit SERP) and a subsequent Triggering Event (as defined in the Defined Benefit SERP), a participant will vest in the greater of (i) 60% of Final Pay or (ii) his or her accrued normal retirement Defined Benefit SERP benefit through the date of the Separation from Service.

Generally, the distribution of a participant’s Defined Benefit SERP benefit will begin following the participant’s Normal Retirement. If the participant suffers a Separation from Service due to death or following a Disability, then the participant or his or her designated beneficiaries will receive a lump sum payment equal to the actuarial equivalent of his or her accrued Defined Benefit SERP benefit. If the participant suffers a Separation from Service other than due to Cause (as defined in the Defined Benefit SERP) after 10 years of service but prior to Normal Retirement, then he or she will receive the normal retirement Defined Benefit SERP benefit that has accrued through the date of the Separation from Service at age 60, in the form elected. If the participant suffers a Separation from Service following a Change in Control and subsequent Triggering Event, then the distribution of his or her normal retirement Defined Benefit SERP benefit that has accrued through the date of the Separation from Service will begin, in the form elected, once the participant reaches age 60. If the participant dies following the commencement of distributions but prior to the complete distribution of his or her vested and accrued SERP benefit, then distributions will be paid to his or her beneficiaries only if he or she chose a joint and survivor annuity form of distribution or a 10-year guaranteed payment lifetime annuity (and then only until the guaranteed payments have been made).

A participant will lose all Defined Benefit SERP benefits if he or she is terminated for Cause. In addition, each participant has agreed that the receipt of any Defined Benefit SERP benefits is conditioned upon his or her (i) refraining from competing with the Corporation and its subsidiaries in their market areas for a period of three years following his or her Separation from Service, (ii) refraining from disclosing the Corporation’s confidential information following a Separation from Service, and (iii) remaining available to provide up to six hours of consultative services per month for twelve months after his or her Separation from Service. Items (i) and (iii) do not apply, however, if the Separation from Service results from a Change in Control and subsequent Triggering Event. If a participant breaches any of these conditions, then he or she is obligated to return all SERP benefits paid to date plus interest on such benefits at the rate of 10% per year.

The amounts that could be paid to Ms. Rodeheaver and Mr. Rush under the Defined Benefit SERP upon a separation from service is shown below in the table contained in the section entitled “Benefits Upon a Separation from Service”.

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Split Dollar Life Insurance Arrangements

The Bank purchased policies of bank owned life insurance (“BOLI”) in the aggregate amounts of $18 million in 2001, $2.3 million in 2004, $2.8 million in 2006, $10 million in 2009 and $5.5 million in 2015 to help offset the costs of providing benefits under all benefit plans and arrangements. The Bank is the sole owner of these BOLI policies, has all rights with respect to the cash surrender values of these BOLI policies, and is the sole death beneficiary under these BOLI policies.

Because the Compensation Committee believes that it is important to reward officers for their loyalty and service, the Corporation has agreed, pursuant to Endorsement Split Dollar Agreements, to assign a portion of the cash benefits payable under these BOLI policies to the executive officers’ named beneficiaries in the event they die while employed. Participation under the Split-Dollar Life Insurance arrangements can be terminated for any reason, at any time, by either the Bank or the covered officer. The Bank terminates each covered officer’s participation when his or her employment is terminated. The current death benefits payable to the beneficiaries of the named executive officers under these arrangements are shown below in the table contained in the section entitled “Benefits Upon a Separation from Service”.

Deferred Compensation Plan and Defined Contribution Agreement

The Corporation’s directors and those executives selected by the Compensation Committee are permitted to participate in the Deferred Compensation Plan. Each of the named executive officers is entitled to participate in the Deferred Compensation Plan. The Deferred Compensation Plan permits directors and executives to elect, each year, to defer receipt of up to 100% of their directors’ fees, salaries and bonuses, as applicable, to be earned in the following year. The deferred amounts are credited to an account maintained on behalf of the participant (a “Deferral Account”) and are deemed to be invested in certain investment options established from time to time by the Investment Committee of the Bank’s Trust Department. Additionally, the Corporation may make discretionary contributions for the benefit of a participant to an Employer Contribution Credit Account (the “Employer Account”), which will be deemed to be invested in the same manner as funds credited to the Deferral Account. Each Deferral Account and Employer Account is credited with the gain or loss generated on the investments in which the funds in those accounts are deemed to be invested, less any applicable expenses and taxes.

A participant is always 100% vested in his or her Deferral Account. The Corporation is permitted to set a vesting date or event for the Employer Account, and such date may be based on the performance by the participant of a specified number of completed years of service with the Corporation, may be based on the participant’s performance of specified service goals with respect to the Corporation, may be limited to only certain termination of employment events (e.g., involuntary termination, those following a change of control, etc.), or may be based on any other standard, at the Corporation’s sole and absolute discretion. Notwithstanding the foregoing, a participant will become 100% vested in his or her Employer Account if he or she terminates employment (or, in the case of a participant who is a non-employee director, terminates membership on the Board) because of death or Total and Permanent Disability (as defined in the Deferred Compensation Plan). Each participant will also become 100% vested in his or her Employer Account in the event of a Change in Control (as defined in the Plan).

Generally, a participant is entitled to choose, pursuant to an election form, the date on which his or her account balances are to be distributed, subject to any restrictions imposed by the Corporation and the trustee under the Deferred Compensation Plan in their sole and absolute discretion and applicable law. If a participant fails to select a distribution date, then distributions will begin on or about the date of the participant’s termination of employment or director status with the Corporation. The participant may choose whether his or her account balances are to be distributed in one lump sum or in equal annual installments selected by the participant between 2 and 10 installments. If a participant fails to elect a payment date or the method of payment, then the account balances will be distributed in one lump sum following termination of employment. If distributions are made in installments, then the undistributed balance will continue to be deemed invested in the chosen investment options, and the accounts will be credited or debited accordingly, until all amounts are distributed.

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If a participant dies or experiences a Total and Permanent Disability before terminating his or her employment or director status with the Corporation and before the commencement of payments, then the entire balance of the participant’s accounts will be paid to the participant or to his or her named beneficiaries, as applicable, as soon as practicable following death or Total and Permanent Disability. If a participant dies after the commencement of payments but before he or she has received all payments to which he or she is entitled, then the remaining payments will be paid to his or her designated beneficiaries in the manner in which such benefits were payable to the participant. Upon a Change in Control, the entire balance of a participant’s accounts will be paid in a single lump sum payment.

The Deferred Compensation Plan provides for limited distributions in the event of certain financial hardships.

On January 9, 2015, the Corporation entered into a participation agreement under the Deferred Compensation Plan, styled as the First United Corporation Defined Contribution Agreement (the “Defined Contribution Agreement”), with Mr. Fisher pursuant to which the Corporation agreed, for each Plan Year (as defined in the Deferred Compensation Plan) in which it determines that it has been Profitable (as defined in the Defined Contribution Agreement), to make a discretionary contribution to the Employer Account of Mr. Fisher in an amount equal to 15% of his base salary for such Plan Year, with the first Plan Year being the year ending December 31, 2015. Mr. Fisher received Employer Contribution Credits of $39,157 for the 2018 Plan Year. For the 2019 Plan Year, Mr. Fisher received Employer Contribution Credits of $40,331. The Defined Contribution Agreement provides that Mr. Fisher will become 100% vested in the amount maintained in his Employer Account upon the earliest to occur of the following events: (i) his Normal Retirement (as defined in the Defined Contribution Agreement); (ii) his Separation from Service (as defined in the Defined Contribution Agreement) following a Change of Control (as defined in the Deferred Compensation Plan) and subsequent Triggering Event (as defined in the Defined Contribution Agreement); (iii) his Separation from Service due to a Disability (as defined in the Defined Contribution Agreement); (iv) with respect to a particular award of Employer Contribution Credits, his completion of two consecutive Years of Service (as defined in the Defined Contribution Agreement) immediately following the Plan Year for which such award was made; or (v) his death. Notwithstanding the foregoing, however, Mr. Fisher will lose his entitlement to the amount credited to his Employer Account if he is terminated for Cause (as defined in the Defined Contribution Agreement). In addition, the Defined Contribution Agreement conditions his entitlement to the amounts credited to his Employer Account on his (a) refraining from engaging in Competitive Employment (as defined in the Defined Contribution Agreement) for three years following his Separation from Service, (b) refraining from injurious disclosure of confidential information concerning the Corporation, and (c) remaining available, at the Corporation’s reasonable request, to provide at least six hours of transition services per month for 12 months following his Separation from Service (except in the case of death or Disability), except that only item (b) will apply in the event of a Separation from Service following a Change of Control and subsequent Triggering Event. In the event that Mr. Fisher violates any of those conditions, then he will forfeit all then-unpaid amounts in his Employer Account and be obligated to reimburse the Corporation for all amounts theretofore paid to him, plus interest thereon at the rate of 10% per year.

Benefits upon a Separation from Service

As noted above, the Corporation has entered into Severance Agreements under the Severance Plan with Ms. Rodeheaver and Messrs. Fisher and Rush; however, the Corporation has not made any payments under the Severance Agreements to date.

The Corporation’s obligations under the Severance Agreements would be triggered if the participating executive officer’s employment were to be terminated by the Corporation without Cause (as defined in the Severance Agreement) or by the executive for Good Reason (as defined in the Severance Agreement) during the period commencing on the date that is 90 days before a Change in Control (as defined in the Severance Plan) and ending on the first anniversary of a Change in Control (the “Protection Period”). In such case, the executive officer would be entitled to receive a lump sum cash payment equal to two times his or her Final Pay (as defined in the Severance Agreement), the immediate vesting of all equity-based compensation awards that have been granted to the executive, continued coverage for 24 months under the Corporation’s group health and dental plan (or, if the executive is not eligible for such coverage, a monthly cash payment equal to the monthly premium for a similar policy), and outplacement services for up to 12 months.

Each of the Severance Agreements provides that the amount of all severance benefits described above, plus the amount of all benefits under any other plan or arrangement, the payment of which is deemed to be contingent upon a change in the ownership or effective control of the Corporation (as determined under Section 280G of the Code), may not exceed 2.99 times the participant’s “annualized includable compensation for the base period” (i.e., the average annual compensation that was includable in his or her gross income for the last five taxable years ending before the date on which the Change in Control occurs.

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Each Severance Agreement has a one-year term, which automatically renews for additional one-year terms unless the Corporation provides the participant with six months’ prior notice of its intention not to renew the Severance Agreement, except that the Severance Agreement will automatically terminate at the expiration of the Protection Period.

The table that follows shows the estimated present value of benefits that could have been paid to the named executive officers as of December 31, 2019 under the Severance Plan, the SERP and the Split Dollar Life Insurance Arrangements upon an applicable separation from service and/or a change in control event. As discussed above, subject to certain conditions, participants in the SERP are entitled to receive their vested benefits (offset by Pension Plan benefits, 50% of social security benefits and, in the case of death, benefits paid under the Split Dollar Life Insurance arrangements described above) if they suffer a separation from service other than for cause. No SERP benefits are payable if a participant’s separation from service was for cause. Except in the cases of a separation from service due to death or disability, the payment of SERP benefits does not commence until the later of normal retirement or attainment of age 60 for the SERP.

Potential Payments Upon Termination or Change in Control

	Ms. Rodeheaver	Mr. Fisher	Mr. Rush
Death (1):
Severance Plan – Cash Benefit	$ - ---	$-	$-
Severance Plan – Benefit Continuation (2)	-	-	-
Estimated SERP Benefit (3)	1,873,825	-	454,197
Deferred Compensation Plan or Contribution Agreement (4)	-	111,645	-
Estimated Split-Dollar Benefit	25,000	25,000	25,000
Total	$1,898,825	$136,645	$479,197
Change in Control, Disability, Involuntary Termination other than for Cause, or Voluntary Termination for Good Reason (1):
Severance Plan – Cash Benefit	$777,814	$537,752	$406,276
Severance Plan – Benefit Continuation (2)	33,515	33,515	2,633
Estimated SERP Benefit (3)	1,898,825	-	479,197
Deferred Compensation Plan or Contribution Agreement (4)	-	111,645	-
Estimated Split-Dollar Benefit	-	-	-
Total	$2,710,154	$682,912	$888,106
Voluntary Termination Without Good Reason (1):
Severance Plan – Cash Benefit	$ - ---	$-	$-
Severance Plan – Benefit Continuation (2)	-	-	-
Estimated SERP Benefit (3)	1,898,825	-	479,197
Deferred Compensation Plan or Contribution Agreement (4)	-	111,645	-
Estimated Split-Dollar Benefit	-	-	-
Total	$1,898,825	$111,645	$479,197

Notes:

(1)	The termination events in this column are summarized. Please see the full descriptions of each plan above to determine the eligible triggering events for the payments under each applicable plan.
(2)	Amounts reflect the value of two years’ continued coverage under the Corporation’s benefit plans. Such amounts are calculated at current rates and current cost sharing formulas, as future costs are unknown.
(3)	The Defined Benefit SERP benefit payable to any named executive officer who terminates his or her employment without good reason is based on actual years of service rather than 24 years of credited service. Both Ms. Rodeheaver and Mr. Rush have over 24 actual years of service. Mr. Fisher does not participate in the Defined Benefit SERP Plan.
(4)	The amount reported for Mr. Fisher is the portion of the Employer Contribution Credits that have accrued under the Defined Contribution Agreement and become vested as of December 31, 2019.
(5)	The termination events in this column are summarized. Please see the full descriptions of each plan above to determine the eligible triggering events for the payments under each applicable plan.
(6)	Amounts reflect the value of two years’ continued coverage under the Corporation’s benefit plans. Such amounts are calculated at current rates and current cost sharing formulas, as future costs are unknown.
(7)	The Defined Benefit SERP benefit payable to any named executive officer who terminates his or her employment without good reason is based on actual years of service rather than 24 years of credited service. Both Ms. Rodeheaver and Mr. Rush have over 24 actual years of service. Mr. Fisher does not participate in the Defined Benefit SERP Plan.
(8)	The amount reported for Mr. Fisher is the portion of the Employer Contribution Credits that have accrued under the Defined Contribution Agreement and become vested as of December 31, 2019.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the last two fiscal years, the Bank has had banking transactions in the ordinary course of its business with certain directors and officers of the Corporation and with their affiliates. These transactions were on substantially the same terms, including interest rates, collateral, and repayment terms on loans, as those prevailing at the same time for comparable transactions with person who are not related to the Bank.

In addition to the foregoing, MP&B provides various printing services (marketing materials, account statements, and other routine items), document storage and warehouse services, and related services to the Corporation. Total fees paid by the Corporation to this corporation in 2019 and 2018 were $186,334 and $206,887, respectively. The Corporation has again retained MP&B to provide these services in 2020, for which it expects to pay approximately $250,000. Management believes that all of the foregoing transactions with this corporation are or will be on terms that are substantially similar to those that would be available if a person unrelated to the Corporation were to provide these services.

During 2017, the Bank hired a general contractor for the completion of renovation projects in the Bank’s branch office locations. The general contractor is not affiliated with the Corporation, the Bank or any of their directors or executive officers. On its own initiative and without input from the Bank, the general contractor hired Rush Services as a subcontractor to provide electrical, HVAC and other services. Jason Rush, the Chief Operating Officer of the Corporation and the Bank, serves as the Secretary of, and is a 50% owner of Rush Services. Total fees paid by the Bank directly to Rush Services in 2019 and 2018 were $51,879 and $99,364, respectively. The general contractor paid Rush Services $0 and $6,239, in 2019 and 2018, respectively, for such services.

The Corporation and the Bank have adopted written policies and procedures to help ensure that the Corporation and the Bank comply with all legal requirements applicable to related party transactions. Among other policies and procedures, the Audit Committee of the Board must review and approve transactions with directors, executive officers and/or their respective related interests and submit such transactions to the full Board for approval. This review is intended to ensure compliance with Regulation O, which imposes requirements for extensions of credit to directors and executive officers, Sections 23A and 23B of the Federal Reserve Act, which governs transactions between the Bank and its affiliates, and Section 5-512 of the Financial Institutions Article of the Annotated Code of Maryland, which limits, and requires periodic review and approval of, extensions of credit to directors and executive officers.

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION (Proposal 2)

The Corporation is providing its shareholders with the opportunity, by casting a non-binding advisory vote, to approve or disapprove the compensation paid to its named executive officers for 2019, as discussed in this Proxy Statement pursuant to Item 402 of the Regulation S-K (commonly referred to as the “Say-on-Pay Vote”). This advisory vote is required by Rule 14a-21(a) under the Exchange Act, but the frequency of the vote (every year, every two years, or every three years) is at the discretion of the Board. Rule 14a-21(b) under the Exchange Act requires the Board to ask shareholders, at least every six years, to recommend the frequency of the Say-on-Pay Vote. At the 2015 Annual Meeting, shareholders recommended that future Say-on-Pay Votes take place every year, and the Board has determined to submit the Say-on-Pay Vote to shareholders on an annual basis.

The Corporation’s goal for its executive compensation program is to attract, motivate and retain a talented team of executives who will provide leadership for the Corporation’s success in dynamic and competitive markets. The section of this Proxy Statement entitled “EXECUTIVE COMPENSATION” contains the information required by Item 402 of Regulation S-K with respect to the compensation paid to the named executive officers and discusses in detail the Corporation’s executive compensation program and the compensation that was earned by, awarded to or paid to the Corporation’s named executive officers for 2019.

At the Annual Meeting, shareholders will be asked to adopt the following non-binding advisory resolution:

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RESOLVED, that the compensation paid to the named executive officers of First United Corporation, as disclosed in its definitive proxy statement for the 2020 Annual Meeting of Shareholders pursuant to Item 402 of Regulation S-K, including in the section entitled “REMUNERATION OF EXECUTIVE OFFICERS”, is hereby approved.

Because this advisory vote relates to, and may impact, the Corporation’s executive compensation policies and practices, the Corporation’s executive officers, including its named executive officers, have an interest in the outcome of this vote.

Although the Board believes that it is important to seek the views of shareholders on the design and effectiveness of the Corporation’s executive compensation program, you should understand that your vote is advisory and, as a result, will not be binding upon the Board or the Compensation Committee, overrule any decision made by the Board or the Compensation Committee, or create or imply any additional fiduciary duty by the Board or the Compensation Committee. The Board and/or the Compensation Committee may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

The Board and the Compensation Committee believe that the Corporation’s compensation policies and procedures applicable to the named executive officers are reasonable in comparison both to the Corporation’s peer group and to the Corporation’s performance during 2019.

Conclusion and Recommendation; Vote Required

The affirmative vote of a majority of all of the votes cast at the Annual Meeting is required for the non-binding, advisory resolution approving the compensation of the Corporation’s named executive officers. Abstentions and broker non-votes will not be counted as votes cast, and, therefore will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

The Board unanimously recommends that shareholders vote “FOR” adoption of the foregoing non-binding advisory resolution.

RATIFICATION OF APPOINTMENT OF BAKER TILLY AS THE CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal 3)

At the Annual Meeting, shareholders will also be asked to ratify the Audit Committee’s appointment of Baker Tilly to audit the books and accounts of the Corporation for the fiscal year ending December 31, 2020. Baker Tilly has served as the Corporation’s independent registered public accounting firm since October 1, 2014. Baker Tilly has advised the Corporation that neither the accounting firm nor any of its members or associates has any direct financial interest in or any connection with the Corporation other than as independent public auditors. A representative of Baker Tilly is not expected to be present at the Annual Meeting. Accordingly, a representative of Baker Tilly is not expected to make a statement at the Annual Meeting or be available to respond to appropriate questions.

Conclusion and Recommendation; Vote Required

The affirmative vote of a majority of all of the votes cast at the Annual Meeting is required to ratify the appointment of our independent public accountant. Abstentions and broker non-votes will not be counted as votes cast, and, therefore will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

The Board recommends that shareholders vote “FOR” the ratification of the appointment of Baker Tilly Virchow Krause, LLP as the Corporation’s independent registered public accounting firm for 2020.

Because your vote is advisory, it will not be binding upon the Audit Committee, overrule any decision made by the Audit Committee, or create or imply any additional fiduciary duty by the Audit Committee. The Audit Committee may; however, take into account the outcome of the vote when considering future auditor appointments.

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AUDIT FEES AND SERVICES

The following table shows the fees paid or accrued by the Corporation in 2019 and 2018 for the audit and other services provided by Baker Tilly for those years:

	FY 2019	FY 2018
Audit Fees	$330,400	$302,000
Audit Related Fees	3,300	3,875
Tax Fees	0	0
All Other Fees	0	0
Total	$333,700	$305,875

Audit Fees for 2019 and 2018 include fees associated with the annual audits, the reviews of the Corporation’s Quarterly Reports on Form 10-Q, and the attestation of management’s reports on internal control over financial reporting contained in the Annual Reports on Form 10-K for those years.

Audit Related Fees for 2018 include fees associated with reviews of registration statements filed with the SEC by the Corporation, while 2019 is in regards to the potential sale of trust preferred securities.

It is the Audit Committee’s policy to pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(l)(B) of the Exchange Act, which, when needed, are approved by the Audit Committee prior to the completion of the independent registered public accounting firm’s audit. All of the 2019 and 2018 services described above were pre-approved by the Audit Committee.

DELINQUENT SECTION 16(a) REPORTS

Pursuant to Section 16(a) of the Exchange Act (“Section 16(a)”) and the rules promulgated thereunder, the Corporation’s executive officers and directors, and persons who beneficially own more than 10% of the Common Stock, are required to file certain reports regarding their ownership of Common Stock with the SEC. Directors, executive officers and beneficial owners of more than 10% of the Common Stock are also required to furnish the Corporation with copies of all Section 16(a) reports that they file with the SEC. Based solely on a review of copies of such reports and amendments thereto filed electronically with the SEC during the year ended December 31, 2019, or written representations that no reports were required, the Corporation believes that no Director, executive officer or other greater than 10% beneficial owner of either class of our Common Stock failed to timely file with the SEC one or more required reports on Form 3, 4 or 5, for 2018, with the exception of the inadvertent late filings for (i) Robert W. Kurtz who inadvertently filed one late Form 4 relating to a purchase of shares under a dividend reinvestment feature of a brokerage account and such transactions were subsequently reported in a Form 4 that was filed with the SEC on May 24, 2019; (ii) Carissa L. Rodeheaver who inadvertently filed two late Form 4s, each relating to a purchase of shares under a dividend reinvestment feature of a brokerage account, and such transactions were subsequently reported in a Form 4 that was filed with the SEC on July 19, 2019 and November 6, 2019; (iii) Gary R. Ruddell who inadvertently filed two late Form 4s, each relating to a purchase of shares under a dividend reinvestment feature of a brokerage account, and such transactions were subsequently reported in a Form 4 that was filed with the SEC on May 28, 2019 and November 6, 2019; (iv) I. Robert Rudy who inadvertently filed two late Form 4s, each relating to a purchase of shares under a dividend reinvestment feature of a brokerage account, and such transactions were subsequently reported in a Form 4 that was filed with the SEC on May 28, 2019 and November 6, 2019; and (v) Marisa A, Shockley who inadvertently filed two late Form 4s, each relating to a purchase of shares under a dividend reinvestment feature of a brokerage account, and such transactions were subsequently reported in a Form 4 that was filed with the SEC on February 6, 2019 and November 6, 2019.

DEADLINES FOR RECEIPT OF NOMINATONS AND SHAREHOLDER PROPOSALS

A shareholder who is entitled to vote for the election of directors and who desires to nominate a candidate for election to be voted on at an Annual Meeting of Shareholders may do so only in accordance with Section 4 of Article II of the Bylaws, which provides that a shareholder may nominate a director candidate by written notice to the Chairman of the Board or the President not less than 150 days nor more than 180 days prior to the date of the meeting of shareholders called for the election of directors which, for purposes of this requirement, shall be deemed to be on the same day and month as the Annual Meeting of Shareholders for the preceding year. Such notice shall contain the following information to the extent known by the notifying shareholder: (i) the name and address of each proposed nominee; (ii) the principal occupation of each proposed nominee; (iii) the number of shares of capital stock of the Corporation owned by each proposed nominee; (iv) the name and residence address of the notifying shareholder; (v) the number of shares of capital stock of the Corporation owned by the notifying shareholder; (vi) the consent in writing of the proposed nominee as to the proposed nominee’s name being placed in nomination for director; and (vii) all information relating to such proposed nominee that would be required to be disclosed by Regulation 14A under the Exchange Act and Rule 14a-11 promulgated thereunder, assuming such provisions would be applicable to the solicitation of proxies for such proposed nominee. To be considered timely for the 2021 Annual Meeting, a shareholder nomination, and all supporting information, must be submitted no earlier than [●] and no later than [●].

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A shareholder who desires to present a proposal pursuant to Rule 14a-8 under the Exchange Act to be included in the proxy statement for, and voted on by the shareholders at, the 2021 Annual Meeting must submit such proposal in writing, including all supporting materials, to the Corporation at its principal office no later than [●], 2020, 120 days before the date of mailing based on this year’s Proxy Statement date, and meet all other requirements for inclusion in the proxy statement. Additionally, pursuant to Rule 14a-4(c)(1) under the Exchange Act, if a shareholder intends to present a proposal for business to be considered at the 2021 Annual Meeting but does not seek inclusion of the proposal in the Corporation’s proxy statement for such meeting, then the Corporation must receive the proposal by [●], 2021, 45 days before the date of mailing based on this year’s Proxy Statement date) for it to be considered timely received. If notice of a shareholder proposal is not timely received, then the proxies will be authorized to exercise discretionary authority with respect to the proposal.

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A number of banks and brokers with account holders who are our shareholders may be householding our proxy materials. A single Notice of Annual Meeting of Shareholders, Proxy Statement and 2019 Annual Report be delivered to multiple shareholders sharing an address unless contrary instructions have been received from one or more of the affected shareholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Annual Meeting of Stockholders, Proxy Statement and 2019 Annual Report please notify your bank or broker and direct your request to c/o Tonya K. Sturm, Secretary, 19 South Second Street, Oakland, Maryland 21550-0009 or (301) 533-2390. Shareholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

OTHER MATTERS

As of the date of this Proxy Statement, the Board is not aware of any matters, other than those stated above, that may properly be brought before the Annual Meeting. If other matters should properly come before the Annual Meeting or any adjournment or postponement thereof, persons named in the enclosed proxy or their substitutes will vote with respect to such matters in accordance with their best judgment.

By order of the Board of Directors,

Oakland, Maryland

          , 2020

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APPENDIX A

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board, the Board’s nominees and certain officers and other employees of the Corporation are “participants” with respect to the Corporation’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about such persons (the “Participants”).

Directors and Director Nominees

The names and present principal occupation of our directors and director nominees, each a Participant, are set forth below. The business address for the Corporation’s current directors and director nominees is c/o First United Corporation, 19 South Second Street, Oakland, Maryland 21550-0009.

Name	Present Principal Occupation
Carissa L. Rodeheaver	Chairman of the Board, President and CEO of First United Corporation and First United Bank & Trust

John F. Barr	President, Ellsworth Electric, Inc.

Brian R. Boal	Owner, Boal and Associates, PC, Certified Public Accountants

M. Kathryn Burkey	Owner, M. Kathryn Burkey, CPA Owner, The Burkey Television and Appliance Co., Inc.

Robert W. Kurtz	Former (Retired) President, Chief Risk Officer, and Chief Financial Officer of First United Corporation and its affiliates

John W. McCullough	Former (Retired) Partner of Ernst & Young, LLP Lead Director of First United Corporation and First United Bank & Trust

Elaine L. McDonald	Former (Retired) Realtor with Long and Foster and Taylor-Made Realtors Owner, Alpine Village, Inc.

Gary R. Ruddell	President and CEO, Total Biz Fulfillment

I. Robert Rudy	Owner, I.R. Rudy’s Inc.
Marisa A. Shockley	Owner, Shockley, Inc.

H. Andrew Walls, III	Owner, Morgantown Printing & Binding

Officers and Employees

Executive officers and employees of the Corporation who are Participants are Robert L. Fisher and Jason B. Rush. The business address for each is c/o First United Corporation, 19 South Second Street, Oakland, Maryland 21550-0009. Their present principal occupations are stated below.

Name	Present Principal Occupation
Robert L. Fisher, II	Senior Vice President and Chief Lending Officer, First United Corporation
Jason B. Rush	Senior Vice President and Chief Operating Officer, First United Corporation
Keith R. Sanders	Senior Trust Officer, First United Corporation
Tonya K. Sturm	Senior Vice President and CFO, First United Corporation and First United Bank & Trust

A-1

Information Regarding Ownership of the Corporation’s Securities by Participants

The number of the Corporation’s securities beneficially owned by certain of the Participants as of March 27, 2020 is set forth in the section entitled “Beneficial Ownership of Common Stock By Principal Shareholders and Management” in this Proxy Statement. In addition, Mr. Sanders beneficially owns 7,962 shares of Common Stock, and Ms. Sturm beneficially owns 3,725 shares of Common Stock, as of March 27, 2020.

Information Regarding Transactions in the Corporation’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Corporation’s securities by the Participants within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Title of Security	Number of Shares	Transaction
John F. Barr	05/24/2018 05/22/2019	Common Stock Common Stock	1,484 1,546	Grant, Award or Other Acquisition Grant, Award or Other Acquisition

Brian R. Boal	05/24/2018 05/22/2019	Common Stock Common Stock	1,000 1,546	Grant, Award or Other Acquisition Grant, Award or Other Acquisition

Kathryn M. Burkey	05/24/2018 05/22/2019 03/18/2020	Common Stock Common Stock Common Stock	1,000 1,546 900	Grant, Award or Other Acquisition Grant, Award or Other Acquisition Open Market Purchase

Robert L. Fisher, II	03/20/2018 06/15/2018 06/15/2018 08/13/2018 12/03/2018 03/18/2020	Phantom Stock Common Stock Common Stock Phantom Stock Phantom Stock Phantom Stock	575 5,387 3,170 40 53 600	Deferred Compensation Plan Open Market Sale Open Market Purchase Deferred Compensation Plan Deferred Compensation Plan Deferred Compensation Plan

Robert W. Kurtz	05/01/2018 05/24/2018 08/01/2018 08/14/2018 08/15/2018 08/16/2018 08/16/2018 11/01/2018 05/22/2019 06/03/2019	Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock	.1 1,000 .1 420 297 500 203 .1 1,000 500

Open Market Purchase

Grant, Award or Other Acquisition

Open Market Purchase

Open Market Sale

Open Market Sale

Open Market Sale

Open Market Sale

Open Market Purchase

Grant, Award or Other Acquisition

Open Market Sale

John W. McCullough	05/02/2018 05/24/2018 08/02/2018 11/02/2018 02/04/2019 05/02/2019 05/22/2019 08/01/2019 11/01/2019 02/03/2020	Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock	146 1,484 155 162 182 160 1,546 148 196 193

Open Market Purchase

Grant, Award or Other Acquisition

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Grant, Award or Other Acquisition

Open Market Purchase

Open Market Purchase

Open Market Purchase

Elaine L. McDonald	05/24/2018 12/13/2018 05/22/2019 10/24/2019 10/31/2019 11/07/2019 03/18/2020	Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock	1,000 365 1,546 900 600 500 1,505	Grant, Award or Other Acquisition Open Market Purchase Grant, Award or Other Acquisition Open Market Purchase Open Market Purchase Open Market Purchase Open Market Purchase

A-2

Name	Date	Title of Security	Number of Shares	Transaction

Carissa L. Rodeheaver

08/02/2018

11/01/2018

02/01/2019

05/01/2019

07/18/2019

07/18/2019

07/18/2019

07/18/2019

07/18/2019

07/18/2019

07/18/2019

07/18/2019

07/18/2019

08/01/2019

09/16/2019

09/16/2019

10/15/2019

11/01/2019

11/04/2019

11/15/2019

12/16/2019

01/15/2020

02/03/2020

02/04/2020

02/18/2020

03/16/2020

03/16/2020

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

27 28 31 27 417 100 100 100 1,783 1,000 250 1,249 1 24 1 172 171 33 28 167 164 166 35 28 166 47 200

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Gary R. Ruddell	05/01/2018 05/24/2018 08/01/2018 11/01/2018 02/01/2019 05/01/2019 05/22/2019 08/01/2019 11/01/2019 02/03/2020 03/18/2020	Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock	6 1,000 6 6 7 6 1,546 5 7 7 1,130

Open Market Purchase

Grant, Award or Other Acquisition

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Grant, Award or Other Acquisition

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

I. Robert Rudy	05/24/2018 06/11/2018 06/13/2018 11/01/2018 12/12/2018 02/01/2019 05/01/2019 05/22/2019 08/01/2019 11/01/2019 02/03/2020	Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock	1,000 1,200 539 10 1,500 12 10 1,273 9 12 12

Grant, Award or Other Acquisition

Open Market Sale

Open Market Sale

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Grant, Award or Other Acquisition

Open Market Purchase

Open Market Purchase

Open Market Purchase

Jason B. Rush	05/01/2018 08/02/2018 11/01/2018 02/01/2019 05/01/2019 08/01/2019 11/01/2019 02/03/2020	Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock	1 42 43 48 42 37 50 49	Open Market Purchase Open Market Purchase Open Market Purchase Open Market Purchase Open Market Purchase Open Market Purchase Open Market Purchase Open Market Purchase

A-3

Name	Date	Title of Security	Number of Shares	Transaction

Keith R. Sanders	03/18/2020	Phantom Stock	1,500	Deferred Compensation Plan

Marisa A. Shockley	05/02/2018 05/24/2018 08/01/2018 11/01/2018 02/01/2019 05/01/2019 05/22/2019 08/01/2019 11/01/2019 02/03/2020	Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock	61 1,484 70 74 81 70 1,546 69 92 90

Open Market Purchase

Grant, Award or Other Acquisition

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Grant, Award or Other Acquisition

Open Market Purchase

Open Market Purchase

Open Market Purchase

Tonya K. Sturm	03/22/2018 08/26/2019 03/18/2020	Common Stock Phantom Stock Phantom Stock	5 1,000 1,850	Open Market Sale Deferred Compensation Plan Deferred Compensation Plan

H. Andrew Walls, III	05/02/2018 05/24/2018 08/01/2018 05/22/2019	Common Stock Common Stock Common Stock Common Stock	68 1,484 71 1,546	Open Market Purchase Grant, Award or Other Acquisition Open Market Purchase Grant, Award or Other Acquisition

Miscellaneous Information Concerning Participants

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, none of the Participants or their associates (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, or owns of record but not beneficially, any shares of Common Stock or other securities of the Corporation or any of its subsidiaries or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, neither the Corporation nor any of the Participants listed above is now or has been within the past year a party to any contract, arrangement, or understanding with any person with respect to any of the Corporation’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. No Participant has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years.

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Corporation nor any of the Participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by the Corporation or its affiliates or with respect to any future transactions to which the Corporation or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Corporation or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

A-4